                                                                    EXHIBIT 10.3


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                  INTANGIBLE TRANSITION PROPERTY SERVICING AGREEMENT


                                       between


                                  COMED FUNDING, LLC

                                       Grantee



                                         and



                             COMMONWEALTH EDISON COMPANY,

                                       Servicer








                            Dated as of December 16, 1998



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

                                  TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I
     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     SECTION 1.01.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . 1
     SECTION 1.02.  OTHER DEFINITIONAL PROVISIONS. . . . . . . . . . . . . . . 4

ARTICLE II
     APPOINTMENT AND AUTHORIZATION . . . . . . . . . . . . . . . . . . . . . . 4
     SECTION 2.01.  APPOINTMENT OF SERVICER; ACCEPTANCE OF APPOINTMENT . . . . 4
     SECTION 2.02.  AUTHORIZATION. . . . . . . . . . . . . . . . . . . . . . . 5
     SECTION 2.03.  DOMINION AND CONTROL OVER THE INTANGIBLE TRANSITION
                         PROPERTY. . . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE III
     BILLING SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     SECTION 3.01.  DUTIES OF SERVICER.. . . . . . . . . . . . . . . . . . . . 6
     SECTION 3.02.  SERVICING AND MAINTENANCE STANDARDS. . . . . . . . . . . . 9
     SECTION 3.03.  CERTIFICATE OF COMPLIANCE. . . . . . . . . . . . . . . . .10
     SECTION 3.04.  ANNUAL REPORT BY INDEPENDENT PUBLIC ACCOUNTANTS. . . . . .10

ARTICLE IV
     SERVICES RELATED TO RECONCILIATION ADJUSTMENTS AND TRUE-UP
           ADJUSTMENTS AND MONITORING OF THIRD-PARTY COLLECTORS. . . . . . . .12
     SECTION 4.01.  RECONCILIATION ADJUSTMENTS AND TRUE-UP ADJUSTMENTS . . . .12
     SECTION 4.02.  LIMITATION OF LIABILITY. . . . . . . . . . . . . . . . . .17
     SECTION 4.03   MONITORING OF THIRD-PARTY COLLECTORS . . . . . . . . . . .18

ARTICLE V
     THE INTANGIBLE TRANSITION PROPERTY. . . . . . . . . . . . . . . . . . . .23
     SECTION 5.01.  CUSTODY OF INTANGIBLE TRANSITION PROPERTY RECORDS. . . . .23
     SECTION 5.02.  DUTIES OF SERVICER AS CUSTODIAN. . . . . . . . . . . . . .23
     SECTION 5.03.  INSTRUCTIONS; AUTHORITY TO ACT . . . . . . . . . . . . . .26
     SECTION 5.04.  CUSTODIAN'S INDEMNIFICATION. . . . . . . . . . . . . . . .26
     SECTION 5.05.  EFFECTIVE PERIOD AND TERMINATION . . . . . . . . . . . . .27
     SECTION 5.06.  GENERAL INDEMNIFICATION OF INDENTURE TRUSTEE AND
                         DELAWARE TRUSTEE. . . . . . . . . . . . . . . . . . .27

ARTICLE VI
     THE SERVICER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
     SECTION 6.01.  REPRESENTATIONS AND WARRANTIES OF SERVICER . . . . . . . .28
     SECTION 6.02.  INDEMNITIES OF SERVICER; RELEASE OF CLAIMS . . . . . . . .31
     SECTION 6.03.  MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
                       OBLIGATIONS OF, SERVICER. . . . . . . . . . . . . . . .32
     SECTION 6.04.  LIMITATION ON LIABILITY OF SERVICER AND OTHERS . . . . . .33
     SECTION 6.05.  COMED NOT TO RESIGN. . . . . . . . . . . . . . . . . . . .34
     SECTION 6.06.  SERVICING COMPENSATION . . . . . . . . . . . . . . . . . .35
     SECTION 6.07.  COMPLIANCE WITH APPLICABLE LAW . . . . . . . . . . . . . .36
     SECTION 6.08.  ACCESS TO CERTAIN RECORDS AND INFORMATION REGARDING
                       INTANGIBLE TRANSITION PROPERTY. . . . . . . . . . . . .36
     SECTION 6.09.  APPOINTMENTS . . . . . . . . . . . . . . . . . . . . . . .36


     SECTION 6.10.  NO SERVICER ADVANCES . . . . . . . . . . . . . . . . . . .37
     SECTION 6.11.  REMITTANCES. . . . . . . . . . . . . . . . . . . . . . . .37
     SECTION 6.12   COMPLIANCE WITH SERVICING STANDARD; CHANGES IN
                         ICC TARIFFS . . . . . . . . . . . . . . . . . . . . .39

ARTICLE VII
     DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
     SECTION 7.01.  SERVICER DEFAULT . . . . . . . . . . . . . . . . . . . . .40
     SECTION 7.02.  APPOINTMENT OF SUCCESSOR . . . . . . . . . . . . . . . . .42
     SECTION 7.03.  WAIVER OF PAST DEFAULTS. . . . . . . . . . . . . . . . . .43
     SECTION 7.04.  NOTICE OF SERVICER DEFAULT . . . . . . . . . . . . . . . .43

ARTICLE VIII
     MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . .43
     SECTION 8.01.  AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . .44
     SECTION 8.02.  MAINTENANCE OF RECORDS . . . . . . . . . . . . . . . . . .45
     SECTION 8.03.  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . .45
     SECTION 8.04.  ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . .46
     SECTION 8.05.  LIMITATIONS ON RIGHTS OF OTHERS. . . . . . . . . . . . . .46
     SECTION 8.06.  SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . .47
     SECTION 8.07.  SEPARATE COUNTERPARTS. . . . . . . . . . . . . . . . . . .47
     SECTION 8.08.  HEADINGS . . . . . . . . . . . . . . . . . . . . . . . . .47
     SECTION 8.09.  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . .47
     SECTION 8.10.  ASSIGNMENTS TO NOTE ISSUER AND INDENTURE TRUSTEE . . . . .47
     SECTION 8.11.  NONPETITION COVENANTS. . . . . . . . . . . . . . . . . . .48
     SECTION 8.12.  LIMITATION OF LIABILITY. . . . . . . . . . . . . . . . . .48


                                Exhibits and Schedules
                                ----------------------

     Exhibit A           Form of Monthly Servicer's Certificate
     Exhibit B           Form of Certificate of Compliance
     Exhibit C           Form of Amendatory Tariff
     Exhibit D           Form of Quarterly Servicer's Certificate

     Schedule 4.01(a)    Expected Amortization Schedule

                                       Annexes
                                       -------

     Annex I             Servicing Procedures
     Schedule 6 to
       Annex I           Calculation of Aggregate Remittance Amount

     INTANGIBLE TRANSITION PROPERTY SERVICING AGREEMENT dated as of December 16, 1998, between COMED FUNDING LLC, a Delaware limited liability company (the "Grantee"), and COMMONWEALTH EDISON COMPANY, an Illinois corporation, as Servicer (the "Servicer").

                                       RECITALS

     A. Pursuant to the Funding Law and the 1998 Transitional Funding Order, the Grantee and the Note Issuer are concurrently entering into the Sale Agreement, pursuant to which the Grantee is selling the 1998 Intangible Transition Property to the Note Issuer, and the Grantee may sell Subsequent Intangible Transition Property to the Note Issuer pursuant to Subsequent Sale Agreements.

     B. In connection with its ownership of the Intangible Transition Property and in order to collect the IFCs, the Grantee desires to engage the Servicer to carry out the functions described herein. The Servicer currently performs similar functions for itself with respect to its own charges to its customers and may in the future perform such functions for others. In addition, the Grantee desires to engage the Servicer to act on its behalf in making Reconciliation Adjustments and True-Up Adjustments. The Servicer desires to perform all of these activities on behalf of the Grantee.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                      ARTICLE I

                                     DEFINITIONS

     SECTION 1.01. DEFINITIONS. (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in that certain Indenture (including Appendix A thereto) dated as of the date hereof between the
Note Issuer and Harris Trust and Savings Bank, as the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time (the "INDENTURE").

     (b) Whenever used in this Agreement, the following words and phrases shall have the following meanings:

     "AGREEMENT" means this Intangible Transition Property Servicing Agreement, together with all Exhibits, Schedules, Annexes and Attachments hereto, as the same may be amended, supplemented and otherwise modified from time to time.

     "ALTERNATIVE REMITTANCE REQUIREMENT" means, with respect to any Third-Party Collector, that such Third-Party Collector is obligated to remit payments more frequently than under the Fifteen-Day Remittance Option or the Seven-Day Remittance Option.

     "ANNUAL ACCOUNTANT'S REPORT" has the meaning set forth in Section 3.04.

     "AMENDATORY TARIFF" means an amendment to any Tariff substantially in the form of Exhibit C.

     "CERTIFICATE OF COMPLIANCE" has the meaning set forth in Section 3.03.

     "COLLECTIONS CURVES" means the Monthly Collections Curves.

     "DAILY REMITTANCE" has the meaning set forth in Section 6.11(a).

     "FIFTEEN-DAY REMITTANCE OPTION" means, with respect to any Third-Party Collector, the option set forth in the 1998 Initial Tariff (or any similar option set forth in any Subsequent Tariff) to remit IFCs to the Servicer (whether or not collected from Customers) within fifteen days of billing by the Servicer.

     "IFC CUSTOMER CLASS" has the meaning set forth in Annex I.

     "INTANGIBLE TRANSITION PROPERTY RECORDS" has the meaning assigned to that term in Section 5.01.

     "LOSSES" has the meaning assigned to that term in Section 5.04.

     "MONTHLY COLLECTIONS CURVES" means the models used by the Servicer to calculate collection amounts for each Billing Period pursuant to SCHEDULE 6 to Annex I hereto, as such models may be modified from time to time in accordance with this Agreement.


     "MONTHLY SERVICER'S CERTIFICATE" has the meaning assigned to that term in
Section 3.01(b)(i).

     "OFFICER'S CERTIFICATE" means a certificate signed by a Responsible
Officer.

     "RETIREMENT OF THE NOTES" means the day on which the final distribution is made to the Indenture Trustee in respect of the last Outstanding Notes.

     "SERVICER DEFAULT" has the meaning assigned to that term in Section 7.01.

     "SERVICING STANDARD" means the obligation of the Servicer to calculate, collect, apply, remit and reconcile proceeds of the Intangible Transition Property, including IFC Payments, and all other Note Collateral for the benefit of the Note Issuer and the Holders (i) with the same degree of care and diligence as the Servicer applies with respect to payments owed to it for its own account, (ii) in accordance with all applicable procedures and requirements established by the ICC for collection of electric utility tariffs and (iii) in accordance with the other terms of this Agreement.

     "SEVEN-DAY REMITTANCE OPTION" means, with respect to any Third-Party Collector, the option set forth in the 1998 Initial Tariff (or any similar option set forth in any Subsequent Tariff) to remit IFC Payments to the Servicer within seven days of such Third-Party Collector's receipt from Customers.

     "TERMINATION NOTICE" has the meaning assigned to that term in Section 7.01.

     "THIRD-PARTY COLLECTOR" means each third-party, including each Applicable ARES, which, pursuant to any Tariff, any other tariffs filed with the ICC, or any agreement with ComEd, is obligated to remit IFCs or IFC Payments to the Servicer.

     SECTION 1.02.  OTHER DEFINITIONAL PROVISIONS.

     (a) Non-capitalized terms used herein which are defined in the Public Utilities Act shall, as the context requires, have the meanings assigned to such terms in the Public Utilities Act, but without giving effect to amendments to the Public Utilities Act after the date hereof which have a material adverse effect on the Note Issuer or the Holders.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) The words "hereof," "herein," "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule, Exhibit, Annex and Attachment references contained in this Agreement are references to Sections, Schedules, Exhibits, Annexes and Attachments in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter forms of such terms.


                                      ARTICLE II

                            APPOINTMENT AND AUTHORIZATION

     SECTION 2.01. APPOINTMENT OF SERVICER; ACCEPTANCE OF APPOINTMENT. Subject to Section 6.05 and Article 7, the Grantee appoints the Servicer, and the Servicer accepts such appointment, to perform the Servicer's obligations pursuant to this Agreement on behalf of and for the benefit of the Grantee or any assignee thereof in accordance with the terms of this Agreement and applicable law. This appointment and the Servicer's acceptance thereof may not be revoked except in accordance with the express terms of this Agreement.

     SECTION 2.02. AUTHORIZATION. With respect to all or any portion of the Intangible Transition Property, the Servicer shall be and is authorized and empowered by the Grantee to (a) execute and deliver, on behalf of itself and/or the Grantee, as the case may be, any and all instruments, documents or notices, and (b) on behalf of itself and/or the Grantee, as the case may be, make any filing and participate in proceedings of any kind with any governmental authorities, including with the ICC. The Grantee shall furnish the Servicer with such documents as have been prepared by the Servicer for execution by the Grantee, and with such other documents as may be in the Grantee's possession, as necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Upon the Servicer's written request, the Grantee shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its duties hereunder.

     SECTION 2.03. DOMINION AND CONTROL OVER THE INTANGIBLE TRANSITION PROPERTY. Notwithstanding any other provision herein, the Grantee shall have dominion and control over the Intangible Transition Property, and the Servicer, in accordance with the terms hereof, is acting solely as the servicing agent and custodian for the Grantee with respect to the Intangible Transition Property and the Intangible Transition Property Records. The Servicer shall not take any action that is not authorized by this Agreement, that is not consistent with its customary procedures and practices, or that shall impair the rights of the Grantee in the Intangible Transition Property, in each case unless such action is required by applicable law.

                                     ARTICLE III

                                   BILLING SERVICES

     SECTION 3.01. DUTIES OF SERVICER. The Servicer, as agent for the Grantee, shall have the following duties:

          (a) DUTIES OF SERVICER GENERALLY. The Servicer's duties in general shall include management, servicing and administration of the Intangible Transition Property (including maintaining records of the cumulative total of IFCs and verifying that such amount has not exceeded the dollar amount of Intangible Transition Property established by the ICC pursuant to a Funding Order); on or before the date of issuance of any Series of Notes, filing with the ICC the filing required by Section 18-107(c)(1) of the Funding Laws to perfect the lien of the Indenture Trustee in the Intangible Transition Property; making such filings and initiating such proceedings with the ICC as may be required to ensure that the dollar amount of Intangible Transition Property authorized by the Funding Orders is adequate for the payment in full of all principal and interest on the Notes; obtaining meter reads, calculating usage, billing, collections and posting of all payments in respect of the Intangible Transition Property; responding to inquiries by Customers, the ICC or any federal, local or other state governmental authorities with respect to the Intangible Transition Property; delivering Bills to Customers and ARES, investigating and handling delinquencies, processing and depositing collections and making periodic remittances; furnishing periodic reports to the Grantee, the Note Issuer, the Indenture Trustee and the Rating Agencies; and taking all necessary action in connection with Reconciliation Adjustments and True-Up Adjustments as set forth herein. Certain of the duties set forth above may be performed by ARES pursuant to ARES Service Agreements. The Servicer shall be allowed to perform its duties hereunder either directly or by or through agents, attorneys, custodians, nominees or (with prior written notice to the Rating Agencies) by delegating all or a portion of its duties to any third-parties; PROVIDED, however, that, notwithstanding any such delegation of duties, the Servicer shall remain liable for the performance of all of its duties and obligations pursuant to the terms of this Agreement and the other Basic Documents and such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties or obligations. The fees and expenses of any such persons to whom the Servicer may delegate duties shall be as agreed between the Servicer and such third parties from time to time, and, except for such fees and expenses which are expressly reimbursable hereunder, such third-party fees and expenses shall be payable solely by the Servicer out of its Servicing Fee and neither the Grantee nor any assignee thereof shall have any responsibility therefor. Anything to the contrary notwithstanding, the duties of the Servicer set forth in this Agreement shall be qualified in their entirety by any ICC Regulations as in effect at the time such duties are to be performed. Without limiting the generality of this Section 3.01(a), in furtherance of the foregoing, the Servicer shall also have, and shall comply with, the duties and responsibilities relating to data acquisition, usage and bill calculation, billing, customer service functions, collections, payment processing and remittance set forth in Annex I hereto, including without limitation payment of all Allocable IFC Revenue Amounts described therein.

     (b)  REPORTING FUNCTIONS.

              (i) MONTHLY SERVICER'S CERTIFICATE. On or before the 20th calendar day of each month (or, if such date is not a Servicer Business Day, the immediately preceding Servicer Business Day), the Servicer shall prepare and deliver to the Grantee, the Note Issuer, the Indenture Trustee and the Rating Agencies a written report substantially in the form of EXHIBIT A hereto (a "Monthly Servicer's Certificate") setting forth certain information relating to IFC Payments received by the Servicer during the Collection Period immediately preceding such Monthly Remittance Date.

              (ii) NOTIFICATION OF LAWS AND REGULATIONS. The Servicer shall immediately notify the Grantee, the Note Issuer, the Indenture Trustee and the Rating Agencies in writing of any laws or ICC Regulations hereafter promulgated that have a material adverse effect on the Servicer's ability to perform its duties under this Agreement.

             (iii) OTHER INFORMATION. Upon the reasonable request of the Grantee, the Note Issuer, the Indenture Trustee or any Rating Agency, the Servicer shall provide to the Grantee, the Note Issuer, Indenture Trustee or the Rating Agencies, as the case may be, any public financial information in respect of the Servicer, or any material information regarding the Intangible Transition Property to the extent it is reasonably available to the Servicer, as may be reasonably necessary and permitted by law, to enable the Grantee, the Note Issuer, the Indenture Trustee or the Rating Agencies to monitor the Servicer's performance hereunder. In addition, so long as any of the Notes of any Series are outstanding, the Servicer shall provide the Grantee, the Note Issuer and the Indenture Trustee, within a reasonable time after written request therefor, any information available to the Servicer or reasonably obtainable by it that is necessary to calculate the IFCs applicable to each class of Customer.

              (iv) PREPARATION OF REPORTS TO BE FILED WITH THE SEC. The Servicer shall prepare any reports required to be filed by the Grantee or the Note Issuer under the securities laws, including a copy of each Quarterly Servicer's Certificate described in Section 4.01(c)(ii), the annual Certificate of Compliance described in Section 3.03, and the Annual Accountant's Report described in Section 3.04.

     SECTION 3.02. SERVICING AND MAINTENANCE STANDARDS. On behalf of the Grantee, the Servicer shall (i) manage, service, administer and make collections in respect of the Intangible Transition Property with reasonable care and in accordance with the Servicing Standard and applicable law, including all applicable ICC Regulations and guidelines, using the same degree of care and diligence that the Servicer exercises with respect to similar assets for its own account and, if applicable, for others; (ii) follow customary standards, policies and procedures for the industry in performing its duties as Servicer;
(iii) use all reasonable efforts, consistent with its customary servicing procedures, to enforce, and maintain rights in respect of, the Intangible Transition Property; (iv) comply with all laws and regulations applicable to and binding on it relating to the Intangible Transition Property, and (v) make all required submissions and provide all required notifications to the ICC with respect to any Adjustments. The Servicer shall be responsible for the imposition, collection and remittance of IFCs in accordance with Annex I hereto, the inclusion of IFCs in all Bills, and the deduction of IFCs from tariffed charges and all other charges from which the IFCs are to be deducted and stated separately, including, without limitation, all charges under any contracts with Customers who would, but for such contract, be paying Applicable Rates. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of all or any portion of the Intangible Transition Property, which, in the Servicer's judgment, may include the taking of legal action. Without limiting the foregoing, if the Servicer determines at any time that the aggregate dollar amount of IFCs to be imposed is reasonably likely to exceed the maximum dollar amount of Intangible Transition Property authorized by the 1998 Transitional Funding Order and any

Subsequent Funding Orders to be imposed and collected and any Notes remain outstanding, the Servicer shall make a good faith effort to take any and all subsequent regulatory action with the ICC to obtain an order expressly authorizing a larger dollar amount of Intangible Transition Property in an amount sufficient to pay such Notes in full.

     SECTION 3.03. CERTIFICATE OF COMPLIANCE. The Servicer shall deliver to the Grantee, the Note Issuer, the Indenture Trustee and the Rating Agencies on or before September 30 of each year, commencing September 30, 1999 to and including the September 30 succeeding the Retirement of the Notes, an Officer's Certificate substantially in the form of EXHIBIT B hereto (a "Certificate of Compliance"), stating that: (i) a review of the activities of the Servicer during the twelve months ended the preceding June 30 (or, in the case of the first Certificate of Compliance to be delivered on or before September 30, 1999, the period of time from the date of this Agreement until June 30, 1999) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations in all material respects under this Agreement throughout such twelve months (or, in the case of the Certificate of Compliance to be delivered on or before September 30, 1999 the period of time from the date of this Agreement until June 30, 1999), or, if there has been a default in the fulfillment of any such material obligation, specifying each such material default known to such officer and the nature and status thereof.

     SECTION 3.04. ANNUAL REPORT BY INDEPENDENT PUBLIC ACCOUNTANTS. (a) The Servicer, at its own expense in consideration of the Servicing Fee paid to it, shall cause a firm of independent certified public accountants (which may provide other services to the Servicer or ComEd) to prepare, and the Servicer shall deliver to the Grantee, the Note Issuer, the Indenture Trustee and the Rating Agencies a report addressed to the Servicer (the "Annual Accountant's Report"), which may be included as part of the Servicer's customary auditing activities, for the information and use of the Grantee, the Note Issuer, the Indenture Trustee and the Rating Agencies, on or before September 30 of each year, beginning September 30, 1999 to and including the September 30 succeeding the Retirement of the Notes, to the effect that such firm has performed certain procedures in connection with the Servicer's compliance with its obligations under this Agreement during the preceding twelve months ended June 30 (or, in the case of the first Annual Accountant's Report to be delivered on or before June 30, the period of time from the date of this Agreement until June 30, 1999), identifying the results of such procedures and including any exceptions noted. If such accounting firm requires the Indenture Trustee to agree or consent to the procedures performed by such firm, the Grantee shall direct the Note Issuer to direct the Indenture Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee will deliver such letter of agreement or consent in conclusive reliance upon the direction of the Note Issuer, and the Indenture Trustee will not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of the sufficiency, validity or correctness of such procedures.

     (b) The Annual Accountant's Report shall also indicate that the accounting firm providing such report is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     SECTION 3.05 OBLIGATIONS. The Servicer acknowledges and agrees that, to the fullest extent permitted by applicable law, its obligations under this Agreement shall remain in effect notwithstanding any breach of the State Pledge, whether or not contested, or subsequent invalidation of the Funding Law or any Funding Order and/or any tariff or tariffs filed in connection therewith, and that no such breach of the State Pledge or invalidation shall act to excuse the Servicer from liability for any failure to perform its covenants hereunder, including but not limited to its obligations to remit IFCs and equivalent amounts for the benefits of the Holders, on account of any legal inability stemming from such breach of the State Pledge or invalidation.

                                      ARTICLE IV

     SERVICES RELATED TO RECONCILIATION ADJUSTMENTS AND TRUE-UP ADJUSTMENTS AND MONITORING OF THIRD-PARTY COLLECTORS

     SECTION 4.01. RECONCILIATION ADJUSTMENTS AND TRUE-UP ADJUSTMENTS. From time to time, until the Retirement of the Notes, the Servicer shall identify the need for Reconciliation Adjustments and True-Up Adjustments and shall take all reasonable action to obtain and implement such Reconciliation Adjustments and True-Up Adjustments, all in accordance with the following:

          (a)  EXPECTED AMORTIZATION SCHEDULE. The initial Expected Amortization
     Schedule is attached hereto as SCHEDULE 4.01(a).  In connection with the
     Note Issuer's issuance of any additional Series of Notes after the Closing Date, the Servicer, on or prior to the Series Issuance Date therefor, shall revise the Expected Amortization Schedule to add the requisite information for each new Series of Notes and set forth, as of each Payment Date through the scheduled Retirement of the Notes, the aggregate principal amounts of the Notes of all Series, including such additional Series, expected to be outstanding on such Payment Date. The Servicer shall also, in accordance with the requirements (if any) set forth in any Series Supplement or Trustee's Issuance Certificate and otherwise in a manner reasonably acceptable to the Grantee, revise the Expected Amortization Schedule to reflect any required prepayments on account of the receipt of Allocable IFC Revenue Amounts or any other required or permitted prepayments affecting such schedule. If the Expected Amortization Schedule is revised as set forth above, the Servicer shall send a copy of such revised Expected Amortization Schedule to the Grantee, the
     Note Issuer, the Indenture Trustee and the Rating Agencies promptly thereafter.

          (b)  RECONCILIATION AND TRUE-UP ADJUSTMENTS

               (i) RECONCILIATION ADJUSTMENTS AND FILINGS. Each year within the two-week period preceding each Reconciliation Adjustment Date, the Servicer shall: (A) update the data and assumptions underlying the calculation of the IFCs, including forecasted revenue from Applicable Rates for each class of Customers, projected electricity usage during the next Calculation Period for each such class and including interest and estimated expenses and fees of the Grantee and the Note Issuer to be paid during such period, the rate of delinquencies and write-offs, and the Monthly Collections Curves; (B) determine the Required Debt Service and Debt Service Billing Requirement for the next Calculation Period based on such updated data and assumptions; (C) determine the IFCs to be allocated to each class of Customers during the next Calculation Period based on such Debt Service Billing Requirement and the terms of the applicable Funding Orders and the Tariffs filed pursuant thereto (including, without limitation, the terms requiring that if the forecasted revenues from Applicable Rates for IFC Customer Class are projected to be less than the IFCs allocated to that class, the deficiency will be ratably allocated to other IFC Customer Classes); (D) make all required notice and other filings with the ICC to reflect the revised IFCs, including any Amendatory Tariffs required under Section 18-104(k) of the Funding Law if the resulting IFCs for any class of Customer will exceed an amount per kilowatt-hour greater than the amount per kilowatt-hour authorized for such class of Customer in the applicable Funding Order, and (E) take all reasonable actions and make all reasonable efforts to effect such Reconciliation Adjustment and to enforce the provisions of the Funding Law which limit the ICC's authority to suspend the effectiveness of any such Amendatory Tariff.

               (ii) TRUE-UP ADJUSTMENTS AND FILINGS. Each year immediately before each March 31 and September 30, commencing September 30, 1999, the Servicer shall compare the Principal Balance, as of the most recent Payment Date and after giving effect to payments made on such Payment Date, to the Projected Principal Balance as of such Payment Date. If the Servicer determines that such Principal Balance equals or exceeds 105% of such Projected Principal Balance, then the Servicer shall: (A) update the data and assumptions underlying the calculation of the IFCs, including forecasted revenue from Applicable Rates for each class of Customers, projected electricity usage during the next Calculation Period for each such class and including interest and estimated expenses and fees of the Grantee and the Note Issuer to be paid during such period, the rate of delinquencies and write-offs, and the Monthly Collections Curves; (B) determine the Required Debt Service and Debt Service Billing Requirement for the next Calculation Period based on such updated data and assumptions; (C) determine the IFCs to be allocated to each class of Customers during the next Calculation Period based on such Debt Service Billing Requirement and the terms of the applicable Funding Orders and the Tariffs filed pursuant thereto (including, without limitation, the terms requiring that if the forecasted revenues from Applicable Rates for IFC Customer Class are projected to be less than the IFCs allocated to that class, the deficiency will be ratably allocated to other IFC Customer Classes); (D) make all required notice and other filings with the ICC to reflect the revised IFCs, including any Amendatory Tariffs required under Section 18-104(k) of the Funding Law if the resulting IFCs for any class of Customer will exceed an amount per kilowatt-hour greater than the amount per kilowatt-hour authorized for such class of Customer in the applicable Funding Order, and (E) take all reasonable actions and make all reasonable efforts to effect such True-Up Adjustment and to enforce the provisions of the Funding Law which limit the ICC's authority to suspend the effectiveness of any such Amendatory Tariff.

               (iii) In the case of any Reconciliation Adjustment or True-Up Adjustment, the Servicer shall implement the revised IFCs, if any, as of the first Business Day of the following calendar month (e.g., January 1 for a Reconciliation Adjustment determined in December, July 1 for a Reconciliation Adjustment determined in June, April 1 for a True-Up Adjustment determined in March and October 1 for a True-Up Adjustment determined in September).

          (c)  REPORTS.

               (i) NOTIFICATION OF AMENDATORY TARIFF FILINGS AND RECONCILIATION AND TRUE-UP ADJUSTMENTS. Whenever the Servicer files an Amendatory Tariff with the ICC or implements revised IFCs with notice to the ICC but without filing a Amendatory Tariff as contemplated by any applicable Funding Order, the Servicer shall send a copy of such filing or notice (together with a copy of all notices and documents which, in the Servicer's reasonable judgment, are material to the adjustments effected by such Amendatory Tariff or notice) to the Grantee, the Note Issuer, the Indenture Trustee and the Rating Agencies concurrently therewith.

               (ii) QUARTERLY SERVICER'S CERTIFICATE. Not later than five Servicer Business Days prior to each Payment Date, the Servicer shall deliver a written report substantially in the form of EXHIBIT D hereto (the "Quarterly Servicer's Certificate") to the Grantee, the Note Issuer, the Indenture Trustee and the Rating Agencies.

               (iii) REPORTS TO CUSTOMERS. (A) After each revised IFC has gone into effect pursuant to a Reconciliation Adjustment or a True-Up Adjustment, the Servicer shall, to the extent and in the manner and time frame required by applicable ICC Regulations, if any, cause to be prepared and delivered to Customers any required notices announcing such revised IFCs.

               (B) In addition, at least once each year, the Servicer shall (to the extent that it does not include the notice described below in the Bills regularly sent to Customers) cause to be prepared and delivered to Customers a notice stating, in effect, that the IFCs are owned by the Grantee or any assignee thereof and not ComEd. Such notice shall be included either as an insert to or in the text of the Bills delivered to such Customers or shall be delivered to Customers by electronic means or such other means as the Servicer or the Applicable ARES may from time to time use to communicate with their respective customers.

               (C) Except to the extent that applicable ICC Regulations make the Applicable ARES responsible for such costs, or the Applicable ARES has otherwise agreed to pay such costs, the Servicer shall pay from its own funds all costs of preparation and delivery incurred in connection with clauses (A) and (B) above, including but not limited to printing and postage costs as the same may increase or decrease from time to time.

               (iv) ARES REPORTS. The Servicer shall provide to the Rating Agencies, upon request, any publicly available reports filed by the Servicer with the ICC (or otherwise made publicly available by the Servicer) relating to ARES and any other non-confidential and non-proprietary information relating to ARES reasonably requested by the Rating Agencies.

     SECTION 4.02. LIMITATION OF LIABILITY. (a) The Grantee and the Servicer expressly agree and acknowledge that:

          (i) In connection with any Reconciliation Adjustment or True-Up Adjustment, the Servicer is acting solely in its capacity as the servicing agent hereunder.

          (ii) Neither the Servicer nor the Grantee shall be responsible in any manner for, and shall have no liability whatsoever as a result of, any action, decision, ruling or other determination made or not made, or any delay (other than any delay resulting from the Servicer's failure to file the Amendatory Tariffs required by Section 4.01 in a timely and correct manner or other breach by the Servicer of its duties under this Agreement), by the ICC in any way related to the Intangible Transition Property or in connection with any Reconciliation Adjustment or True-Up Adjustment, the subject of any filings under Section 4.01, any proposed Reconciliation Adjustment or True-Up Adjustment, or the approval of any revised IFCs.

          (iii) The Servicer shall have no liability whatsoever relating to the calculation of any revised IFCs, including as a result of any inaccuracy of any of the assumptions made in such calculation regarding expected energy usage volume and the rate of delinquencies and write-offs, so long as the Servicer has acted in good faith and has not acted in a grossly negligent manner in connection therewith, nor shall the Servicer have any liability whatsoever as a result of any Person, including the Holders, not receiving any payment, amount or return anticipated or expected or in respect of any Note generally, except only to the extent that the same is caused by the Servicer's gross negligence, willful misconduct, bad faith, or reckless disregard of its obligations and duties under this Agreement.

     (b) Notwithstanding the foregoing, this Section 4.02 shall not relieve the Servicer of liability for any misrepresentation by the Servicer under Section
6.01 or for any breach by the Servicer of its other obligations under this Agreement.

     SECTION 4.03 MONITORING OF THIRD-PARTY COLLECTORS. From time to time, until the Retirement of the Notes, the Servicer shall, in accordance with the Servicing Standard, implement such procedures and policies as are necessary to ensure that the obligations of all Third-Party Collectors to remit IFCs or IFC Payments are properly enforced in accordance with the terms and provisions of the Tariffs, and any other applicable ICC Regulations in effect from time to time. Such procedures and policies shall include the following:

          (a) MAINTENANCE OF RECORDS AND INFORMATION. In addition to any actions required by ICC Regulations or other applicable law, the Servicer shall:

               (i) maintain adequate records for promptly identifying and contacting each such Third-Party Collector (including any ARES) and for monitoring whether such Third-Party Collector is subject to the Seven-Day Remittance Option, the Fifteen-Day Remittance Option, or the Alternative Remittance Requirement;

               (ii) maintain records of end-user Customers which are billed by Third-Party Collectors to permit prompt reversion to dual-billing in the event of default by a Third-Party Collector;

               (iii) create and periodically update a record of the current short-term and long-term unsecured debt ratings, if any, of each Third-Party Collector which is responsible for billing IFCs directly to end-user Customers and is obligated to remit IFCs whether or not IFC Payments are actually collected from end-user Customers (and, where the IFC payment obligations of any such Third-Party Collector are guaranteed by another entity, the ratings of such other entity);

               (iv) create and periodically update, for each Third-Party Collector which is responsible for billing IFCs directly to end-user Customers and has elected the Fifteen-Day Remittance Option or is otherwise obligated to remit IFCs whether or not IFC Payments are actually collected from end-user Customers, estimates of one month's estimated IFC Collections and, in the case of any such Third-Party Collector which does not have an unsecured debt rating of at least BBB- or the equivalent, maintain a deposit or comparable credit security equal to such one month's estimated IFC Collections as provided in the Tariffs.

     The Servicer shall update the records described in clauses (iii) and (iv) above no less frequently than (A) monthly in the case of any such Third-Party Collector with expected monthly IFC billings of greater than or equal to $5,000,000 and (B) quarterly in each other case.

          (b) MONITORING OF PERFORMANCE AND PAYMENT. In addition to any actions required by ICC Regulations or other applicable law, the Servicer shall undertake to do the following:

               (i) The Servicer shall require each Third-Party Collector which has elected the Fifteen-Day Remittance Option or is otherwise obligated to remit IFCs whether or not IFC Payments are actually collected from end-user Customers to pay all undisputed and disputed IFCs billed to such Third-Party Collector, in accordance with the provisions of the 1998 Initial Tariff and each Subsequent Tariff. The Servicer shall monitor payment compliance for each Third-Party Collector which has elected the Fifteen-Day Remittance Option or otherwise obligated to remit IFCs whether or not IFC Payments are actually collected from end-user Customers.

               (ii) The Servicer shall, for each Third-Party Collector which is responsible for billing IFCs directly to end-user Customers and has elected the Seven-Day Remittance Option or is otherwise liable to remit IFC Payments only to the extent actually received from end-user Customers, compare (x) actual IFC Collections from such Third-Party Collector to (y) estimated IFC Collections therefrom. Such comparisons shall be made no less frequently than:

               (A) Every five Servicer Business Days, in the case of any such Third-Party Collector with expected monthly IFC billings of greater than or equal to $5,000,000;

               (B)   Monthly in the case of any such Third-Party
          Collector with expected monthly IFC billings of less than $5,000,000 but greater than or equal to $1,000,000; and

               (C)   Quarterly in each other case.

     If the discrepancy between actual IFC Collections and estimated IFC Collections from any such Third-Party Collector, in the reasonable judgment of the Servicer based upon historical experience and any other information reasonably available thereto, indicates an actual or impending default in such Third-Party Collector's remittance of IFC Collections, the Servicer shall promptly notify such Third-Party Collector in an attempt to determine the source of discrepancy. If, following such notice, the source of any material discrepancy cannot be identified, the Servicer shall, in accordance with ICC Regulations and other applicable law and the Servicing Standard, take such steps as it reasonably determines are necessary to verify whether or not the applicable Third-Party Collector is in default.

              (iii) The Servicer shall, consistent with its customary billing practices, bill each Third-Party Collector who provides consolidated billing to end-user Customers for all IFCs owed by such end-user Customers in accordance with the billing cycle otherwise applicable to such end-user Customers.

          (c) ENFORCEMENT. The Servicer shall, in accordance with the terms of the 1998 Initial Tariff and each Subsequent Tariff, ensure that each Third-Party Collector remits the undisputed portions of the IFCs or IFC Payments which it is obligated to remit to the Servicer and remits payment of the disputed amount under protest (or make some other suitable and agreeable financial arrangements) pending a hearing on the matter. In the event of any default by any Third-Party Collector, the Servicer shall enforce all rights set forth in, and take all other steps permitted by, the 1998 Initial Tariff or any Subsequent Tariff or other ICC Regulations as it determines, in accordance with the Servicing Standard, are reasonably necessary to ensure the prompt payment of IFCs by such Third-Party Collector and to preserve the rights of the Holders with respect thereto, including, where appropriate, terminating the right of any Third-Party Collector to bill and collect IFCs or petitioning the ICC to impose such other remedies or penalties as may be available under the circumstances.
In the event any disputed IFCs billed are resolved in favor of a Third-Party Collector and the Servicer becomes liable for the payment of interest in respect of IFCs paid under protest or any other penalty, the Servicer agrees that it will pay such interest or penalty from the Servicing Fee paid to it or its other funds and shall not deduct such interest or penalty amounts from IFC Collections.

          (d) CREDIT AND COLLECTION POLICIES.

               (i) The Servicer shall, to the full extent permitted under the 1998 Funding Order or any Subsequent Funding Order, as applicable, impose such terms with respect to credit and collection policies applicable to Third-Party Collectors as may be reasonably necessary to prevent the then current rating of the Notes from being downgraded. The Servicer shall, in accordance with and to the extent permitted by
          Section 16-118(b) of the Public Utilities Act and the terms of the 1998 Funding Order and any Subsequent Funding Order, include and impose the above-described terms in all tariffs filed under Section 16-118(b) of the Public Utilities Act which would allow ARES or other utilities to issue single bills to ComEd's Customers for services provided by such ARES or other utility and services provided by ComEd. The Servicer shall periodically review the need for modified or additional terms based upon, among other things, (i) the relative amount of IFC Payments received through Third-Party Collectors relative to the Debt Service Billing Requirement, (ii) the historical payment and default experience of each ARES and (iii) such other credit and collection policies to which the ARES are subject, and will set out any such modified or additional terms in a supplemental tariff filed with the ICC.


                                      ARTICLE V

                          THE INTANGIBLE TRANSITION PROPERTY

     SECTION 5.01. CUSTODY OF INTANGIBLE TRANSITION PROPERTY RECORDS. To assure uniform quality in servicing the Intangible Transition Property and to reduce administrative costs, the Grantee revocably appoints the Servicer, and the Servicer accepts such appointment, to act as the agent of the Grantee, the
Note Issuer and the Indenture Trustee as custodian of any and all documents and records that the Grantee shall keep on file, in accordance with its customary procedures, relating to the Intangible Transition Property, including copies of each Funding Order and all Tariffs relating thereto, and all documents filed with the ICC in connection with any Reconciliation Adjustment or True-Up Adjustment (collectively, the "Intangible Transition Property Records"), which are hereby constructively delivered to the Note Issuer, as transferee of the Grantee (or, in the case of the Subsequent Intangible Transition Property, will as of the applicable Subsequent Sale Date be constructively delivered to the
Note Issuer, as transferee of the Grantee) with respect to all Intangible Transition Property.

     SECTION 5.02. DUTIES OF SERVICER AS CUSTODIAN. (a) SAFEKEEPING. The Servicer shall hold the Intangible Transition Property Records on behalf of the Grantee, the Note Issuer and the Indenture Trustee, and maintain such accurate and complete accounts, records and computer systems pertaining to the Intangible Transition Property Records as shall enable the Grantee to comply with this Agreement and the Sale Agreement, and as shall enable the Note Issuer to comply with the Sale Agreement and the Indenture. Except with respect to the commingling of IFC Collections expressly permitted hereunder, the Servicer shall keep all of the Intangible Transition Property separate and apart from its other assets, and shall maintain records with respect to the Intangible Transition Property (including all IFC Collections) in a manner that facilitates the identification and segregation of such assets from those of the Servicer. The Servicer shall, in accordance with the remittance procedures described in Annex I hereto, maintain records sufficient to permit the IFC Collections to be accounted for separately from the funds with which they may be commingled, so that the dollar amounts of IFC Collections commingled with the Servicer's funds may be properly identified and traced. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of care and diligence that the Servicer exercises with respect to comparable assets that the Servicer services for itself or, if applicable, for others. The Servicer shall promptly report to the Grantee, the Note Issuer, the Indenture Trustee and the Rating Agencies any failure on its part to hold the Intangible Transition Property Records and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Grantee, the Note Issuer or the Indenture Trustee of the Intangible Transition Property Records. The Servicer's duties to hold the Intangible Transition Property Records on behalf of the Grantee, the Note Issuer and the Indenture Trustee set forth in this Section 5.02, to the extent such Intangible Transition Property Records have not been previously transferred to a successor Servicer pursuant to Article VII, shall terminate three years after the earlier of the date on which (i) the Servicer is succeeded by a successor Servicer in accordance with Article VII hereof and (ii) no Notes of any Series are Outstanding.

     (b) MAINTENANCE OF AND ACCESS TO RECORDS. The Servicer shall maintain the Intangible Transition Property Records at 10 South Dearborn Street, Chicago, Illinois, 35th Floor or at such other office as shall be specified to the Grantee, the Note Issuer and the Indenture Trustee by written notice at least 30 days prior to any change in location. The Servicer shall permit the Grantee, the Note Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors to inspect, audit and make copies of and abstracts from the Servicer's records regarding the Intangible Transition Property and the IFCs (including all the Intangible Transition Property Records), at such times during normal business hours as the Grantee, the Note Issuer or the Indenture Trustee shall reasonably request and which do not unreasonably interfere with the Servicer's normal operations. Nothing in this
Section 5.02(b) shall affect the obligation of the Servicer to observe any applicable law (including any ICC Regulations) prohibiting disclosure of information regarding the Customers, and the failure of the Servicer to provide access to such information as a result of such obligation shall not constitute a breach of this Section 5.02(b).

     (c) DEFENDING INTANGIBLE TRANSITION PROPERTY AGAINST CLAIMS. The Servicer shall institute any action or proceeding necessary to compel performance by the ICC or the State of Illinois of any of their obligations or duties under the Funding Law, any Funding Order or any Tariff, and the Servicer agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be necessary to block or overturn any attempts to cause a repeal of, modification of or supplement to or judicial invalidation of the Amendatory Act or any Funding Order or the rights of holders of Intangible Transition Property that would be adverse to the Grantee, the Note Issuer or any Holders. The Servicer shall continue to impose IFCs (or equivalent amounts), collect IFCs (or equivalent amounts), and remit IFCs (or equivalent amounts), in accordance with this Agreement and to ensure that the IFCs (or equivalent amounts) are calculated and adjusted in accordance with the provisions hereof and that such amounts as so adjusted from time to time are deducted from ComEd's Applicable Rates and other charges in accordance with the Basic Documents continuing until the Retirement of the Notes, in each such case unless expressly prohibited by law or by any court or regulatory order in effect at such time. The Servicer shall advance its own funds in order to institute any actions or proceedings described above, PROVIDED, however, that the costs of any such action or proceeding shall be payable from IFC Collections as an Operating Expense in accordance with the priorities set forth in Section 8.02(d) of the Indenture. The Servicer's obligations pursuant to this Section 5.02 shall survive and continue notwithstanding the fact that the payment of Operating Expenses pursuant to Section 8.02(d) of the Indenture may be delayed (it being understood that the Servicer may be required to advance its own funds to satisfy its obligations hereunder).

     SECTION 5.03. INSTRUCTIONS; AUTHORITY TO ACT. For so long as any Notes remain Outstanding, the Servicer shall be deemed to have received proper instructions with respect to the Intangible Transition Property Records upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

     SECTION 5.04. CUSTODIAN'S INDEMNIFICATION. The Servicer as custodian shall indemnify the Grantee, the Note Issuer, the Delaware Trustee, the Indenture Trustee and the Holders and each of their respective officers, directors, employees and agents for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, damages, payments and claims, and reasonable costs or expenses, of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against any such Person as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer, as custodian, of the Intangible Transition Property Records; PROVIDED, HOWEVER, that the Servicer shall not be liable for any portion of any such amount resulting from the willful misconduct, bad faith or gross negligence of the Grantee, the Note Issuer, the Delaware Trustee, the Indenture Trustee or any Holders.

     Indemnification under this Section shall survive resignation or removal of the Indenture Trustee or the Delaware Trustee and shall include reasonable out-of-pocket fees and expenses of investigation and litigation.

     SECTION 5.05. EFFECTIVE PERIOD AND TERMINATION. The Servicer's appointment as custodian shall become effective as of the Closing Date and shall continue in full force and effect until terminated pursuant to this Section. If any Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 7.01, the appointment of such Servicer as custodian shall be terminated by the Indenture Trustee or by the Holders of Notes evidencing not less than twenty-five percent (25%) of the Outstanding Amount of the Notes of all Series in the same manner as the Indenture Trustee or such Holders may terminate the rights and obligations of the Servicer under
Section 7.01.

     SECTION 5.06. GENERAL INDEMNIFICATION OF INDENTURE TRUSTEE AND DELAWARE TRUSTEE. The Servicer agrees to indemnify and hold harmless the Indenture Trustee and the Delaware Trustee and their respective directors, officers, employees and agents from and against any and all Losses incurred by or asserted against any such Person as a result of or in connection with the transactions contemplated by this Agreement or any other Basic Document, other than any Loss incurred by reason or result of the gross negligence or willful misconduct of the Indenture Trustee or the Delaware Trustee; PROVIDED, HOWEVER, that the foregoing indemnity is extended to the Indenture Trustee and the Delaware Trustee solely in their respective capacities as trustees and not for the benefit of the Holders or any other Person. The obligations of the Servicer set forth herein shall survive the termination of this Agreement or the earlier resignation or removal of the Indenture Trustee under the Indenture or the Delaware Trustee under the Trust Agreement.


                                      ARTICLE VI

                                     THE SERVICER

     SECTION 6.01. REPRESENTATIONS AND WARRANTIES OF SERVICER. The Servicer makes the following representations and warranties, as of the Closing Date, as of each Subsequent Sale Date relating to the sale of Subsequent Intangible Transition Property pursuant to a Subsequent Sale Agreement, and as of such other dates as expressly provided in this Section 6.01, on which the Grantee is deemed to have relied in entering into this Agreement. The representations and warranties shall survive the execution and delivery of this Agreement, the transfer of this Agreement to the Note Issuer pursuant to the Sale Agreement and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a) ORGANIZATION AND GOOD STANDING. The Servicer is duly organized and validly existing as a corporation in good standing under the laws of the state of its incorporation, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the requisite power, authority and legal right to service the Intangible Transition Property and to hold the Intangible Transition Property Records as custodian.

          (b) DUE QUALIFICATION. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Intangible Transition Property as required by this Agreement) shall require such qualifications, licenses or approvals (except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the Servicer's business, operations, assets, revenues or properties or adversely affect the servicing of the Intangible Transition Property).

          (c) POWER AND AUTHORITY. The Servicer has the requisite power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary corporate action.

          (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, subject to applicable insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

          (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or (iii) violate any law or any order, rule or regulation applicable to the Servicer of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

          (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened before any court, Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties involving or relating to the Servicer or the Grantee or, to the Servicer's knowledge, any other Person: (i) asserting the invalidity of this Agreement, or any of the other Basic Documents or the Notes, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Notes, or (iv) relating to the Servicer and which could reasonably be expected to adversely affect the Federal or state income tax attributes of the Notes.

          (g) APPROVALS. No approval, authorization, consent, order or other action of, or filing with, any court, Federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the Servicer's execution and delivery of this Agreement, the Servicer's performance of the transactions contemplated hereby or the Servicer's fulfillment of the terms hereof, except those that have been obtained or made and those that the Servicer is required to make in the future pursuant to Article IV hereof.

          (h) MONTHLY COLLECTIONS CURVES. Each Monthly Collections Curve used in connection with SCHEDULE 6 to Annex I hereto is accurate in all material respects, and the future delivery of each revised Monthly Collections Curve shall constitute a representation and warranty that each such revised Monthly Collections Curve is accurate in all material respects.

          (i) ASSUMPTIONS. The assumptions set forth in SCHEDULE 6 to Annex I hereto are reasonable and made in good faith, and will be reasonable and made in good faith as they change from time to time.

          (j) REPORTS AND CERTIFICATES. Each report and certificate delivered in connection with a Tariff will constitute a representation and warranty by the Servicer that each such report or certificate, as the case may be, is true and correct; PROVIDED, HOWEVER, that to the extent any such report or certificate is based in part upon or contains assumptions, forecasts or other predictions of future events, the representation and warranty of the Servicer with respect thereto will be limited to the representation and warranty that such assumptions, forecasts or other predictions of future events are reasonable based upon historical performance.

     SECTION 6.02. INDEMNITIES OF SERVICER; RELEASE OF CLAIMS. (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.

     (b) The Servicer shall indemnify the Grantee, the Note Issuer, the Indenture Trustee, the Delaware Trustee and the Holders and each of their respective officers, directors, employees and agents for, and defend and hold harmless each such Person from and against, any and all Losses that may be imposed on, incurred by or asserted against any such Person as a result of (i) the Servicer's willful misconduct, bad faith or gross negligence in the performance of its duties or observance of its covenants under this Agreement or its reckless disregard of its obligations and duties under this Agreement, or (ii) the Servicer's breach of any of its representations or warranties in this Agreement.

     (c) For purposes of Section 6.02(b), in the event of the termination of the rights and obligations of ComEd (or any successor thereto pursuant to Section 6.03) as Servicer pursuant to Section 7.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 7.02.

     (d) Indemnification under this Section 6.02 shall survive any repeal of, modification of, supplement to, or judicial invalidation of, the Funding Law or any Funding Order, shall survive the resignation or removal of the Indenture Trustee or the Delaware Trustee or the termination of this Agreement and shall include reasonable out-of-pocket fees and expenses of investigation and litigation (including reasonable attorneys' fees and expenses).

     (e) Except to the extent expressly provided in this Agreement or the other Basic Documents (including, without limitation, the Servicer's claims with respect to the Servicing Fee, reimbursement for any Excess Remittance, reimbursement for costs incurred pursuant to Section 5.12(d) and the payment of the consideration for any grant of Intangible Transition Property to the Grantee), the Servicer releases and discharges the Grantee, the Note Issuer, the Delaware Trustee and the Indenture Trustee and each of their respective officers, directors and agents (collectively, the "Released Parties") from any and all actions, claims and demands whatsoever, whenever arising, which the Servicer, in its capacity as Servicer or otherwise, shall or may have against any such Person relating to the Intangible Transition Property or the Servicer's activities with respect thereto other than any actions, claims and demands arising out of the willful misconduct, bad faith or gross negligence of the Released Parties.

     SECTION 6.03. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SERVICER. Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party or (c) which may succeed to the properties and assets of the Servicer substantially as a whole, or, with respect to its obligations as Servicer, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; PROVIDED, HOWEVER, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Grantee, the
Note Issuer, the Indenture Trustee and the Rating Agencies an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption complies with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Servicer shall have delivered to the Grantee, the Note Issuer, the Indenture Trustee and the Rating Agencies an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all filings to be made by the Servicer, including filings with the ICC pursuant to the Funding Law, have been executed and filed that are necessary to preserve and protect fully the interests of the Grantee in the Intangible Transition Property and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests and (iv) the Servicer shall have given the Rating Agencies prior written notice of such merger or consolidation. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii) and (iii) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

     SECTION 6.04. LIMITATION ON LIABILITY OF SERVICER AND OTHERS. Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be liable to the

Grantee, the Note Issuer, the Indenture Trustee, the Delaware Trustee, the Holders or any other Person, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of the Servicer's duties or by reason of reckless disregard of the Servicer's obligations and duties. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on the advice of counsel reasonably acceptable to the Indenture Trustee or on any document of any kind, PRIMA FACIE properly executed and submitted by any Person, respecting any matters arising under this Agreement.

     SECTION 6.05. COMED NOT TO RESIGN. Subject to the provisions of Sections 6.03, ComEd shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement unless either (a) the Servicer determines that the performance of its duties under this Agreement shall no longer be permissible under applicable law (disregarding any breach of the State Pledge that is being contested or subsequent invalidation of the Funding Law, any Funding Order and/or any Tariff or Tariffs filed in connection therewith), or
(b) the Rating Agency Condition shall have been satisfied and, in either such case, to the extent required under any Funding Order, the ICC shall have approved such resignation. Notice of any such determination permitting ComEd's resignation shall be given to the Grantee, the Note Issuer, the Indenture Trustee and the Rating Agencies at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Grantee, the Note Issuer and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until a successor Servicer shall have assumed

ComEd's responsibilities and obligations in accordance with Section 7.02. ComEd shall not terminate the Administration Agreement prior to the repayment in full of all Notes.

     SECTION 6.06. SERVICING COMPENSATION. (a) In consideration for its services hereunder, until the Retirement of the Notes, the Servicer shall receive a fee (the "Servicing Fee") quarterly on each Payment Date in an amount equal to (i) $750,000 for so long as IFCs are billed concurrently with charges otherwise billed to Customers or (ii) $5,000,000 if IFCs are not billed concurrently with charges otherwise billed to Customers but, instead, are billed separately to Customers. The Servicer shall also be entitled to retain as additional compensation (i) any interest earnings on IFC Payments received by the Servicer and invested by the Servicer pursuant to Section 6(d) of Annex I hereto during each Collection Period prior to remittance to the Collection Account and (ii) all late payment charges, if any, collected from Customers or ARES. So long as the Servicer is billing Customers for charges for electric service or any Applicable Rates, the Servicer will bill IFCs to such Customers concurrently with such other charges and such Applicable Rates.

     (b) The Servicer shall receive, in accordance with Section 8.02 of the Indenture, the Servicing Fee set forth in Section 6.06(a) above on each Payment Date in accordance with the priorities set forth in Section 8.02(d) of the Indenture, by wire transfer of immediately-available funds from the Collection Account to an account designated by the Servicer. Any portion of the Servicing Fee not paid on such date shall be added to the Servicing Fee payable on the subsequent Payment Date.

     (c) Except as provided in Section 5.02(c), the Servicer shall be required to pay from its own account all expenses incurred by it in connection with its activities hereunder (including any fees to and disbursements by accountants, counsel, or any other Person, any taxes imposed on the Servicer and any expenses incurred in connection with reports to Holders) out of the compensation retained by or paid to it pursuant to this Section 6.06, and shall not be entitled to any extra payment or reimbursement therefor.

     SECTION 6.07. COMPLIANCE WITH APPLICABLE LAW. The Servicer covenants and agrees, in servicing the Intangible Transition Property, to comply with all laws applicable to, and binding upon, the Servicer and relating to such Intangible Transition Property the noncompliance with which would have a material adverse effect on the value of the Intangible Transition Property; PROVIDED, HOWEVER, that the foregoing is not intended to, and shall not, impose any liability on the Servicer for noncompliance with any law that the Servicer is contesting in good faith in accordance with its customary standards and procedures.

     SECTION 6.08. ACCESS TO CERTAIN RECORDS AND INFORMATION REGARDING INTANGIBLE TRANSITION PROPERTY. The Servicer shall provide to the Grantee, the
Note Issuer, the Indenture Trustee and the Holders access to the Intangible Transition Property Records in such cases where the Grantee, the Note Issuer, the Indenture Trustee and the Holders shall be required by applicable law to be provided access to such records. Access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section shall affect the Servicer's obligation to observe any applicable law (including any ICC Regulation) prohibiting disclosure of information regarding the Customers, and the failure of the Servicer to provide access to such information as a result of such obligation shall not constitute a breach of this Section.

     SECTION 6.09. APPOINTMENTS. The Servicer may at any time appoint any Person to perform all or any portion of its obligations as Servicer hereunder; PROVIDED, HOWEVER, that, unless such person is Unicom Corporation or a wholly-owned subsidiary thereof, the Rating Agency Condition shall have been satisfied in connection therewith; PROVIDED FURTHER that the Servicer shall remain obligated and be liable to the Grantee, the Note Issuer, the Indenture Trustee and the

Holders for the servicing and administering of the Intangible Transition Property in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such Person and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Intangible Transition Property; and PROVIDED FURTHER, HOWEVER, that nothing herein (including, without limitation, the Rating Agency Condition) shall preclude the execution by the Servicer of an ARES Service Agreement with any ARES pursuant to applicable ICC Regulations.
The fees and expenses of such Person shall be as agreed between the Servicer and such Person from time to time and none of the Grantee, the Note Issuer, the Indenture Trustee, the Holders or any other Person shall have any responsibility therefor or right or claim thereto. No such appointment shall constitute a Servicer resignation under Section 6.05.

     SECTION 6.10. NO SERVICER ADVANCES. The Servicer shall not make any advances of interest or principal on the Notes.

     SECTION 6.11. REMITTANCES. (a) Subject to clause (b) below, on each Servicer Business Day, the Servicer shall remit to the General Subaccount of the Collection Account the total IFC Payments estimated to have been received by the Servicer from or on behalf of Customers on the second preceding Servicer Business Day in respect of all previously Billed IFCs (the "Daily Remittance"), which Daily Remittance may be calculated according to the procedures set forth in Annex I. Prior to each remittance to the General Subaccount of the Collection Account pursuant to this Section, the Servicer shall provide written notice to the Indenture Trustee of each such remittance (including the exact dollar amount to be remitted).

     (b) Notwithstanding the foregoing clause (a), unless a Servicer Default has occurred and is continuing or if the Rating Agency Condition is not satisfied, during any period in which the Servicer maintains a short-term rating of A-1 or better by Standard & Poor's, P-1 or better by

Moody's, (if rated by Duff & Phelps) D-1 or better by Duff & Phelps and (if rated by Fitch IBCA) F-1 or better by Fitch IBCA, the Servicer shall no longer be required to make Daily Remittances and, in lieu thereof, the Servicer shall, on each Monthly Remittance Date, cause to be made a wire transfer of immediately-available funds equal to the Aggregate Remittance Amount for the applicable Collection Period to the General Subaccount of the Collection Account. On or before each Monthly Remittance Date, commencing with the Monthly Remittance Date following the end of the seventh Billing Period after the Closing Date, the Servicer shall calculate the amount of any Remittance Shortfall or Excess Remittance attributable to the prior Collection Period and
(A) if a Remittance Shortfall exists, the Servicer shall make a supplemental remittance to the General Subaccount of the Collection Account on such Monthly Remittance Date in the amount of such Remittance Shortfall, or (B) if an Excess Remittance exists, the Servicer shall be entitled to take the actions described in clause (d) below.

     (c) The Servicer agrees and acknowledges that it holds all IFC Payments collected by it for the benefit of the Grantee and that all such amounts shall be remitted by the Servicer in accordance with this Section without any surcharge, fee, offset, charge or other deduction except (i) as set forth in clause (b) above or clause (d) below and (ii) for late fees permitted by Section
6.06. The Servicer shall not make any claim to reduce its obligation to remit all IFC Payments collected by it in accordance with this Agreement except (i) as set forth in clause (b) above or clause (d) below and (ii) for late fees permitted by Section 6.06.

     (d) If there is an Excess Remittance, the Servicer shall be entitled either (i) to reduce the amount of each Daily Remittance which the Servicer remits to the General Subaccount of the Collection Account (beginning with the Daily Remittance occurring on such Monthly Remittance Date) for application to the amount of such Excess Remittance until the balance of such Excess Remittance has been reduced to zero, the amount of such reduction becoming the property of the

Servicer or (ii) so long as such withdrawal would not cause the amounts on deposit in the General Subaccount or the Reserve Subaccount to be insufficient for the payment of the next installment of interest on the Notes, to be paid immediately from the General Subaccount or the Reserve Subaccount the amount of such Excess Remittance, such payment becoming the property of the Servicer. If there is a Remittance Shortfall, the amount which the Servicer remits to the General Subaccount of the Collection Account on such Monthly Remittance Date shall be increased by the amount of such Remittance Shortfall, such increase coming from the Servicer's own funds.

     (e) Unless otherwise directed to do so by the Note Issuer, the Servicer shall be responsible for selecting Eligible Investments in which the funds in the Collection Account shall be invested pursuant to Section 8.03 of the Indenture.

     SECTION 6.12 COMPLIANCE WITH SERVICING STANDARD; CHANGES IN ICC TARIFFS. The Servicer shall, with respect to its duties hereunder, comply at all times with the Servicing Standard, and, so long as any of the Notes are outstanding, shall not initiate any material changes with respect to its policies and procedures pertaining to credit (including requirements for deposits from Customers), billing, collections (including procedures for disconnection of service for non-payment) and restoration of service after disconnection, and shall not, except as required by applicable law, initiate any changes in any ICC tariffs relating to the foregoing matters which are reasonably likely to adversely affect the Servicer's ability to make timely recovery of amounts billed to Customers. Notwithstanding the foregoing, the Servicer may, in its own discretion, waive any late payment charge or any other fee or charge relating to delinquent payments, if any, and may waive, vary or modify any terms of payment of any amounts payable by a Customer, in each case, if such waiver or action (a) would be in accordance with the Servicer's customary practices or those of any successor Servicer with respect to comparable assets that it services for itself, (b) would not materially adversely affect the Holders and
(c) would comply with applicable
law. In addition, the Servicer may write off any amounts that it deems uncollectible in accordance with its customary practices.



                                     ARTICLE VII

                                       DEFAULT

     SECTION 7.01. SERVICER DEFAULT. If any one of the following events (a "Servicer Default") shall occur and be continuing:

          (a) any failure by the Servicer to deposit in the Collection Account on behalf of the Grantee any required remittance that shall continue unremedied for a period of three Business Days after written notice of such failure is received by the Servicer from the Grantee, the Note Issuer or the Indenture Trustee or after discovery of such failure by a Responsible Officer of the Servicer; or

          (b) any failure on the part of the Servicer or ComEd, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or ComEd (as the case may be) set forth in this Agreement (including Section 4.01) or any other Basic Document to which it is a party, which failure shall (i) materially and adversely affect the rights of the Holders and (ii) continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer or ComEd (as the case may be) by the Grantee or the Note Issuer or
     (B) to the Servicer or ComEd (as the case may be) by the Indenture Trustee or by the Holders of Notes evidencing not less than twenty-five percent (25%) of the Outstanding Amount of the Notes of all Series; or

          (c) any representation or warranty made by the Servicer in this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the

     Grantee, the Note Issuer or the Holders and which material adverse effect continues unremedied for a period of 30 days after the date on which written notice thereof, requiring the same to be remedied, shall have been delivered to the Servicer by the Grantee, the Note Issuer or the Indenture Trustee; or

          (d)  an Insolvency Event occurs with respect to the Servicer or ComEd;



then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee, or the Holders of Notes evidencing not less than twenty-five percent (25%) of the Outstanding Amount of the Notes of all Series, by notice (a "Termination Notice") then given in writing to the Servicer and the Rating Agencies (and to the Indenture Trustee if given by the Holders) may terminate all the rights and obligations (other than the obligations set forth in Section 6.02 hereof) of the Servicer under this Agreement. In addition, upon a Servicer Default described in Section 7.01(a), each of the following shall be entitled to apply to the ICC for sequestration and payment of revenues arising with respect to the Intangible Transition
Property: (1) the Holders and the Indenture Trustee as beneficiaries of the lien provided under Section 18-107(c) of the Funding Law; (2) the Grantee or its assignees; (3) the Note Issuer; or (4) pledgees or transferees of the Intangible Transition Property. On or after the receipt by the Servicer of a Termination Notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Intangible Transition Property, the IFCs or otherwise, shall, without further action, pass to and be vested in such successor Servicer as may be appointed under Section 7.02; and, without limitation, the Indenture Trustee is authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such Termination Notice, whether to complete the transfer of the Intangible Transition Property Records and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Grantee, the Note Issuer and the Indenture Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of (i) all cash amounts that shall at the time be held by the predecessor Servicer for remittance, or shall thereafter be received by it with respect to the Intangible Transition Property or the IFCs, and (ii) any and all Intangible Transition Property Records. All reasonable out-of-pocket costs and expenses (including attorneys' fees and expenses) incurred in connection with transferring the Intangible Transition Property Records to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

     SECTION 7.02. APPOINTMENT OF SUCCESSOR. (a) Upon the Servicer's receipt of a Termination Notice pursuant to Section 7.01 or the Servicer's resignation or removal in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, and shall be entitled to receive the requisite Servicing Fee, until a successor Servicer shall have assumed in writing the obligations of the Servicer hereunder as described below. In the event of the Servicer's termination hereunder, the Note Issuer shall appoint a successor Servicer with the Grantee's prior written consent thereto (which consent shall not be unreasonably withheld), and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Grantee and the Note Issuer and provide prompt notice of such assumption to the Indenture Trustee and the Rating Agencies. If within 30 days after the delivery of the Termination Notice, the
Note Issuer shall not have obtained such a new Servicer, the Indenture Trustee may petition the ICC or a court of competent jurisdiction to appoint a successor Servicer under this Agreement. A Person shall qualify as a successor Servicer only if (i) such Person is permitted under ICC Regulations to perform the duties of the Servicer, (ii) the Rating Agency Condition shall have been satisfied and (iii) such Person enters into a servicing agreement with the Grantee having substantially the same provisions as this Agreement.

     (b) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

     SECTION 7.03. WAIVER OF PAST DEFAULTS. The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes of all Series may, on behalf of all Holders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to the Collection Account in accordance with this Agreement, which waiver shall require the consent of all Holders.
Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

     SECTION 7.04. NOTICE OF SERVICER DEFAULT. The Servicer shall deliver to the Grantee, the Note Issuer, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 7.01(a) or (b).

                                     ARTICLE VIII

                               MISCELLANEOUS PROVISIONS

     SECTION 8.01. AMENDMENT. (a) This Agreement may be amended in writing by the Servicer and the Grantee with five Business Days' prior written notice given to the Rating Agencies and the prior written consent of the Indenture Trustee, but without the consent of any of the Holders or Holders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Holders; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Officer's Certificate delivered to the Grantee, the Note Issuer, the Delaware Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Holder.

     This Agreement may also be amended in writing from time to time by the Servicer and the Grantee with prior written notice given to the Rating Agencies and the prior written consent of the Indenture Trustee and the prior written consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes of all Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, IFC Collections or
(b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes.

     Promptly after the execution of any such amendment and the requisite consents, the Grantee shall furnish written notification of the substance of such amendment to the Note Issuer, the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Holders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to its consent to any amendment to this Agreement, the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that such amendment is authorized or permitted by this Agreement. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's own rights, duties, indemnities or immunities under this Agreement or otherwise.

     (b) Notwithstanding Section 8.01(a) or anything to the contrary in this Agreement, the Servicer and the Grantee may amend Annex I to this Agreement in writing with prior written notice given to the Indenture Trustee and the Rating Agencies, but without the consent of the Indenture Trustee, any Rating Agency or any Holder, solely to address changes to the Servicer's method of calculating IFC Payments received as a result of changes to the Servicer's current computerized customer information system, as contemplated by Schedule 6 to Annex I hereto; PROVIDED that any such amendment shall not have a material adverse effect on the Holders.

     SECTION 8.02. MAINTENANCE OF RECORDS. The Servicer shall maintain accounts and records as to the Intangible Transition Property accurately and in accordance with its standard accounting procedures and in sufficient detail to permit reconciliation between IFC Payments received by the Servicer and IFC Collections from time to time deposited in the Collection Account.

     SECTION 8.03. NOTICES. All demands, notices and communications upon or to the Servicer, the Grantee, the Note Issuer, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing and personally delivered, sent by overnight mail or sent by telecopy or other similar form of rapid transmission, and shall be deemed to have been duly given upon receipt (a) in the case of the Servicer, to Commonwealth Edison Company, 10 South Dearborn Street, 37th Floor, Chicago, Illinois 60603; (b) in the case of the Grantee, to ComEd Funding, LLC, c/o Commonwealth Edison Company, 10 South Dearborn Street, 37th Floor, Chicago, Illinois 60603, (c) in the case of the Note Issuer, to ComEd Transitional Funding Trust, c/o First Union Trust Company, National Association, as Delaware Trustee, One Rodney Square, 920 King Street, 1st Floor, Wilmington, Delaware 19801, Attn: Corporate Trust Administration, (d) in the case of the Indenture Trustee, at the Corporate Trust office, (e) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (f) in the case of Standard & Poor's, to Standard & Poor's Corporation, 26 Broadway (10th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department, (g) in the case of Fitch IBCA, to Fitch IBCA, Inc., One State Street Plaza, New York, NY 10004, Attention ABS Surveillance, or (h) in the case of Duff & Phelps, to Duff & Phelps Credit Rating Co., 17 State Street, 12th Floor, New York, NY 10004,
Attention: Asset-Backed Monitoring Group, or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 8.04. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Section 6.03 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Servicer.

     SECTION 8.05. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Servicer and the Grantee and, to the extent provided herein or in the

Basic Documents, the Note Issuer, the Indenture Trustee and the Holders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Intangible Transition Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 8.06. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 8.07. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 8.08. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 8.09. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 8.10. ASSIGNMENTS TO NOTE ISSUER AND INDENTURE TRUSTEE. The Servicer acknowledges and consents to the assignment of any or all of the Grantee's rights and obligations hereunder to the Note Issuer pursuant to the Sale Agreement, and the collateral assignment of any or all of the Note Issuer's rights and obligations hereunder to the Indenture Trustee pursuant to the Indenture. The Servicer agrees that the Note Issuer and the Indenture Trustee, as assignees, shall, subject to the terms of the Basic Documents, have the right to enforce this Agreement on behalf of the Holders and to exercise directly all of the Grantee's rights and remedies under this Agreement (including without limitation, the right to give or withhold any consents or approvals of the Grantee to be given or withheld hereunder). After the Grantee transfers its rights and obligations hereunder to the Note Issuer pursuant to the Sale Agreement, any duty the Servicer owes to the Grantee and the Note Issuer hereunder shall be fully performed if such duty is performed for the benefit of the Note Issuer alone. The Note Issuer and the Indenture Trustee on behalf of the Holders shall all be expressly deemed third-party beneficiaries of this Agreement.

     SECTION 8.11. NONPETITION COVENANTS. Notwithstanding any prior termination of this Agreement or the Indenture, but subject to the ICC's right to order the sequestration and payment of revenues arising with respect to the Intangible Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the debtor, pledgor or transferor of the Intangible Transition Property pursuant to any applicable Funding Order or other applicable law, the Servicer shall not, prior to the date which is one year and one day after the termination of the Indenture, acquiesce, petition or otherwise invoke or cause the Grantee, the Note Issuer or the Delaware Trustee to invoke or join with them in provoking the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Grantee, the Note Issuer or the Delaware Trustee under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Grantee, the Note Issuer or the Delaware Trustee or any substantial part of the property of the Grantee, the Note Issuer or the Delaware Trustee, or ordering the winding up or liquidation of the affairs of the Grantee, the Note Issuer or the Delaware Trustee.

     SECTION 8.12. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is acknowledged and accepted by First Union Trust Company, National Association ("First Union"), not individually or personally but solely as Delaware Trustee on behalf of the Note Issuer, and by Harris Trust and Savings Bank ("Harris"), not individually or personally but solely as Indenture Trustee on behalf of the Holders, in each case in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made by the Delaware Trustee on behalf of the Note Issuer, and by the Indenture Trustee on behalf of the Holders, are made and intended not as personal representations, undertakings and agreements by First Union and Harris, respectively, but are made and intended for the purpose of binding only the Note Issuer and the Holders, respectively, (c) nothing herein contained shall be construed as creating any liability on First Union or Harris, individually or personally, to perform any covenant either expressed or implied contained herein, except in their respective capacities as Delaware Trustee and Indenture Trustee, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties and
(d) under no circumstances shall First Union or Harris, be personally liable for the payment of any indebtedness or expenses of the Note Issuer or the Holders, respectively, or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Delaware Trustee or the Indenture Trustee, respectively, under this Agreement; PROVIDED, HOWEVER, that this provision shall not protect First Union or Harris against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of their respective duties under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.
                                   COMED FUNDING, LLC

                                   By:  /s/  Ruth Ann M. Gillis
                                      ------------------------
                                   Name:  Ruth Ann M. Gillis
                                   Title:  Manager and President

                                   COMMONWEALTH EDISON COMPANY


                                   By:  /s/ Ruth Ann M. Gillis
                                      ------------------------
                                   Name: Ruth Ann M. Gillis
                                   Title:  Vice President and Treasurer

Acknowledged and Accepted:

FIRST UNION TRUST COMPANY,
NATIONAL ASSOCIATION, not in
its individual capacity but solely as
Delaware Trustee on behalf of
ComEd Transitional Funding Trust


By:  /s/  Edward L. Truitt, Jr.
   ------------------------
Name: Edward L. Truitt, Jr.
Title:    Vice President


HARRIS TRUST AND SAVINGS BANK,
not in its individual capacity but solely as Indenture Trustee


By:  /s/ Robert D. Foltz
   ------------------------
Name: Robert D. Foltz
Title: Vice President

                                      EXHIBIT A

                            MONTHLY SERVICER'S CERTIFICATE

                                               Remittance Date: ________________

                           MONTHLY SERVICER'S CERTIFICATE
    (to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer
--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ________, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: __________________
     Remittance Date: __________________


                                                        b. Remittance    c. Excess
                                  a. IFC Payments       Shortfall        Remittance
                                  estimated to have     attributable to  attributable to
                                  been received by the  the IFC Class    the IFC Class
                                  Servicer              for this         for this
                                  attributable to the   Collection       Collection
                                  IFC Class for this    Period           Period
 IFC Class                        Collection Period
 Residential--No Space Heat

 Residential--Space Heat

 Standby Service

 Interruptible Service

 Street Lighting--Fixture Based
 Rates

 Street Lighting--Dusk
 to Dawn and Traffic Signal

 Railroads

 Water-Supply and
 Sewage Pumping Service

 In Lieu of Demand

 0 to and including
 100 kW Demand

 Over 100 to and
 including 1,000 kW Demand

 Over 1,000 to and
 including 10,000 kW Demand

 Over 10,000 kW Demand

 Total
------------------------------------------------------------------------------------------




 d. The Aggregate Remittance Amount remitted by the Servicer ________________ to the Collection Account for this Collection Period is (a + b - c):

 e.  Amounts previously remitted by the Servicer to the       ________________
 Collection Account in respect of this Collection Period:

 f.  If (d > e), (d - e) equals net amount remitted by the    ________________
 Servicer to the Collection Account:

 g.  If (e > d), (e - d) equals net amount remitted to the    ________________
 Servicer from the Collection Account:



     Capitalized terms used in this Monthly Servicer's Certificate have their respective meanings set forth in the Intangible Transition Property Servicing Agreement.

     In WITNESS HEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Certificate this __ day of _________, 199_.

COMMONWEALTH EDISON COMPANY, as Servicer

By________________________________

Title_______________________________
                                                 Remittance Date: ______________

                           MONTHLY SERVICER'S CERTIFICATE
(to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer

--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ___, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: _____________

IFC Class:  RESIDENTIAL--NO SPACE HEAT

1.FOR THIS COLLECTION PERIOD:

a. Sales at the current IFC charge (kWh)          ____________
b. Current IFC charge (CENTS/kWh)                 ____________
c. Sales at the previous IFC charge (kWh)         ____________
d. Previous IFC charge (CENTS/kWh)                ____________
e. Billed IFC not accounted for in prior periods  ____________
f  Billed IFC charges (a x b + c x d + e)         ____________
g. Collection Curve
     Month 1 Estimated Collections                ____________
     Month 2 Estimated Collections                ____________
     Month 3 Estimated Collections                ____________
     Month 4 Estimated Collections                ____________
     Month 5 Estimated Collections                ____________
h. Total (sum of all g above)                     ____________
i.  Estimated IFC Payments (f x h)                ____________

2. AGGREGATE REMITTANCE AMOUNT FOR THIS COLLECTION PERIOD:

                    Collection      Collection     Billed IFC      Remittance
                    Period (A)     Percent (B)    Charges (C)   Amounts (B x C)
                   ------------   -------------  ------------- -----------------
Month 5 Estimated
Collections

Month 4 Estimated
Collections

Month 3 Estimated
Collections

Month 2 Estimated
Collections

Month 1 Estimated
Collections

3. FOR THE _____ COLLECTION PERIOD:
a. Estimated IFC Payments                         ____________
b. Actual IFC Payments                            ____________
c. If (a>b), (a-b) equals Excess Remittance       ____________
d. If (b>a), (b-a) equals Remittance Shortfall    ____________

                                               Remittance Date: ________________

                           MONTHLY SERVICER'S CERTIFICATE

    (to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer
--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ___, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: _____________

IFC Class:  RESIDENTIAL--SPACE HEAT

1.FOR THIS COLLECTION PERIOD:

a. Sales at the current IFC charge (kWh)          ____________
b. Current IFC charge (CENTS/kWh)                 ____________
c. Sales at the previous IFC charge (kWh)         ____________
d. Previous IFC charge (CENTS/kWh)                ____________
e. Billed IFC not accounted for in prior periods  ____________
f. Billed IFC charges (a x b + c x d + e)         ____________
g. Collection Curve
     Month 1 Estimated Collections                ____________
     Month 2 Estimated Collections                ____________
     Month 3 Estimated Collections                ____________
     Month 4 Estimated Collections                ____________
     Month 5 Estimated Collections                ____________
h. Total (sum of all g above)                     ____________
i.  Estimated IFC Payments (f x h)                ____________

2. AGGREGATE REMITTANCE AMOUNT FOR THIS COLLECTION PERIOD:

                   Collection Period  Collection    Billed IFC     Remittance
                          (A)         Percent (B)   Charges (C)  Amounts (B x C)
                   -----------------  -----------  ------------  ---------------
Month 5 Estimated
Collections

Month 4 Estimated
Collections

Month 3 Estimated
Collections

Month 2 Estimated
Collections

Month 1 Estimated
Collections


3. FOR THE _____ COLLECTION PERIOD:
a. Estimated IFC Payments                         ____________
b. Actual IFC Payments                            ____________
c. If (a > b), (a-b) equals Excess Remittance     ____________
d. If (b > a), (b-a) equals Remittance Shortfall  ____________

                                               Remittance Date: ________________

                           MONTHLY SERVICER'S CERTIFICATE

    (to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer
--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ___, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: _____________

IFC Class:  STANDBY SERVICE

1.FOR THIS COLLECTION PERIOD:

a. Sales at the current IFC charge (kWh)          ____________
b. Current IFC charge (CENTS/kWh)                 ____________
c. Sales at the previous IFC charge (kWh)         ____________
d. Previous IFC charge (CENTS/kWh)                ____________
e. Billed IFC not accounted for in prior periods  ____________
f. Billed IFC charges (a x b + c x d + e)         ____________
g. Collection Curve
     Month 1 Estimated Collections                ____________
     Month 2 Estimated Collections                ____________
     Month 3 Estimated Collections                ____________
     Month 4 Estimated Collections                ____________
     Month 5 Estimated Collections                ____________
h. Total (sum of all g above)                     ____________
i. Estimated IFC Payments (f x h)                 ____________

2. AGGREGATE REMITTANCE AMOUNT FOR THIS COLLECTION PERIOD:

                   Collection    Collection       Billed IFC       Remittance
                   Period (A)    Percent (B)     Charges (C)    Amounts (B x C)
                  ------------  -------------   -------------  -----------------
Month 5 Estimated
Collections

Month 4 Estimated
Collections

Month 3 Estimated
Collections

Month 2 Estimated
Collections

Month 1 Estimated
Collections

3. FOR THE _____ COLLECTION PERIOD:
a. Estimated IFC Payments                         ____________
b. Actual IFC Payments                            ____________
c. If (a > b), (a-b) equals Excess Remittance     ____________
d. If (b > a), (b-a) equals Remittance Shortfall  ____________

                                               Remittance Date: ________________

                           MONTHLY SERVICER'S CERTIFICATE

    (to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer
--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ___, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: _____________

IFC Class:  INTERRUPTIBLE SERVICE

1.FOR THIS COLLECTION PERIOD:

a. Sales at the current IFC charge (kWh)          ____________
b. Current IFC charge (CENTS/kWh)                 ____________
c. Sales at the previous IFC charge (kWh)         ____________
d. Previous IFC charge (CENTS/kWh)                ____________
e. Billed IFC not accounted for in prior periods  ____________
f. Billed IFC charges (a x b + c x d + e)         ____________
g. Collection Curve
     Month 1 Estimated Collections                ____________
     Month 2 Estimated Collections                ____________
     Month 3 Estimated Collections                ____________
     Month 4 Estimated Collections                ____________
     Month 5 Estimated Collections                ____________
h. Total (sum of all g above)                     ____________
i. Estimated IFC Payments (f x h)                 ____________

2. AGGREGATE REMITTANCE AMOUNT FOR THIS COLLECTION PERIOD:

                    Collection      Collection     Billed IFC      Remittance
                    Period (A)     Percent (B)     Charges (C)   Amounts (B x C)
                   ------------   -------------   ------------  ----------------
Month 5 Estimated
Collections

Month 4 Estimated
Collections

Month 3 Estimated
Collections

Month 2 Estimated
Collections

Month 1 Estimated
Collections


3. FOR THE _____ COLLECTION PERIOD:
a. Estimated IFC Payments                         ____________
b. Actual IFC Payments                            ____________
c. If (a > b), (a-b) equals Excess Remittance     ____________
d. If (b > a), (b-a) equals Remittance Shortfall  ____________

                                               Remittance Date: ________________

                           MONTHLY SERVICER'S CERTIFICATE

    (to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer
--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ___, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: _____________

IFC Class:  STREET LIGHTING--FIXTURE BASED RATES

1.FOR THIS COLLECTION PERIOD:

a. Sales at the current IFC charge (kWh)          ____________
b. Current IFC charge (CENTS/kWh)                 ____________
c. Sales at the previous IFC charge (kWh)         ____________
d. Previous IFC charge (CENTS/kWh)                ____________
e. Billed IFC not accounted for in prior periods  ____________
f. Billed IFC charges (a x b + c x d + e)         ____________
g. Collection Curve
     Month 1 Estimated Collections                ____________
     Month 2 Estimated Collections                ____________
     Month 3 Estimated Collections                ____________
     Month 4 Estimated Collections                ____________
     Month 5 Estimated Collections                ____________
h. Total (sum of all g above)                     ____________
i. Estimated IFC Payments (f x h)                 ____________

2. AGGREGATE REMITTANCE AMOUNT FOR THIS COLLECTION PERIOD:

                    Collection    Collection      Billed IFC      Remittance
                    Period (A)    Percent (B)    Charges (C)    Amounts (B x C)
                   ------------  -------------  -------------  -----------------
Month 5 Estimated
Collections

Month 4 Estimated
Collections

Month 3 Estimated
Collections

Month 2 Estimated
Collections

Month 1 Estimated
Collections


3. FOR THE _____ COLLECTION PERIOD:
a. Estimated IFC Payments                         ____________
b. Actual IFC Payments                            ____________
c. If (a > b), (a-b) equals Excess Remittance     ____________
d. If (b > a), (b-a) equals Remittance Shortfall  ____________

                                               Remittance Date: ________________

                           MONTHLY SERVICER'S CERTIFICATE

    (to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer
--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ___, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: _____________

IFC Class:  STREET LIGHTING--DUSK TO DAWN AND TRAFFIC SIGNAL

1.FOR THIS COLLECTION PERIOD:

a. Sales at the current IFC charge (kWh)          ____________
b. Current IFC charge (CENTS/kWh)                 ____________
c. Sales at the previous IFC charge (kWh)         ____________
d. Previous IFC charge (CENTS/kWh)                ____________
e. Billed IFC not accounted for in prior periods  ____________
f. Billed IFC charges (a x b + c x d + e)         ____________
g. Collection Curve
     Month 1 Estimated Collections                ____________
     Month 2 Estimated Collections                ____________
     Month 3 Estimated Collections                ____________
     Month 4 Estimated Collections                ____________
     Month 5 Estimated Collections                ____________
h. Total (sum of all g above)                     ____________
i. Estimated IFC Payments (f x h)                 ____________

2. AGGREGATE REMITTANCE AMOUNT FOR THIS COLLECTION PERIOD:

                    Collection    Collection      Billed IFC     Remittance
                    Period (A)    Percent (B)    Charges (C)   Amounts (B x C)
                   ------------  -------------  ------------- ----------------
Month 5 Estimated
Collections

Month 4 Estimated
Collections

Month 3 Estimated
Collections

Month 2 Estimated
Collections

Month 1 Estimated
Collections


3. FOR THE _____ COLLECTION PERIOD:
a. Estimated IFC Payments                         ____________
b. Actual IFC Payments                            ____________
c. If (a > b), (a-b) equals Excess Remittance     ____________
d. If (b > a), (b-a) equals Remittance Shortfall  ____________

                                               Remittance Date: ________________

                           MONTHLY SERVICER'S CERTIFICATE
    (to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer
--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ___, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: _____________

IFC Class:  RAILROADS

1.FOR THIS COLLECTION PERIOD:

a. Sales at the current IFC charge (kWh)          ____________
b. Current IFC charge (CENTS/kWh)                 ____________
c. Sales at the previous IFC charge (kWh)         ____________
d. Previous IFC charge (CENTS/kWh)                ____________
e. Billed IFC not accounted for in prior periods  ____________
f. Billed IFC charges (a x b + c x d + e)         ____________
g. Collection Curve
     Month 1 Estimated Collections                ____________
     Month 2 Estimated Collections                ____________
     Month 3 Estimated Collections                ____________
     Month 4 Estimated Collections                ____________
     Month 5 Estimated Collections                ____________
h. Total (sum of all g above)                     ____________
i. Estimated IFC Payments (f x h)                 ____________

2. AGGREGATE REMITTANCE AMOUNT FOR THIS COLLECTION PERIOD:

                    Collection    Collection      Billed IFC       Remittance
                    Period (A)    Percent (B)    Charges (C)    Amounts (B x C)
                   ------------  -------------  -------------  -----------------
Month 5 Estimated
Collections

Month 4 Estimated
Collections

Month 3 Estimated
Collections

Month 2 Estimated
Collections

Month 1 Estimated
Collections

3. FOR THE _____ COLLECTION PERIOD:
a. Estimated IFC Payments                         ____________
b. Actual IFC Payments                            ____________
c. If (a > b), (a-b) equals Excess Remittance     ____________
d. If (b > a), (b-a) equals Remittance Shortfall  ____________

                                               Remittance Date: ________________

                           MONTHLY SERVICER'S CERTIFICATE
    (to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer
--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ___, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: _____________

IFC Class:  WATER-SUPPLY AND SEWAGE PUMPING SERVICE

1.FOR THIS COLLECTION PERIOD:

a. Sales at the current IFC charge (kWh)          ____________
b. Current IFC charge (CENTS/kWh)                 ____________
c. Sales at the previous IFC charge (kWh)         ____________
d. Previous IFC charge (CENTS/kWh)                ____________
e. Billed IFC not accounted for in prior periods  ____________
f. Billed IFC charges (a x b + c x d + e)         ____________
g. Collection Curve
     Month 1 Estimated Collections                ____________
     Month 2 Estimated Collections                ____________
     Month 3 Estimated Collections                ____________
     Month 4 Estimated Collections                ____________
     Month 5 Estimated Collections                ____________
h. Total (sum of all g above)                     ____________
i. Estimated IFC Payments (f x h)                 ____________

2. AGGREGATE REMITTANCE AMOUNT FOR THIS COLLECTION PERIOD:

                    Collection    Collection      Billed IFC      Remittance
                    Period (A)    Percent (B)    Charges (C)    Amounts (B x C)
                   ------------  -------------  -------------  -----------------
Month 5 Estimated
Collections

Month 4 Estimated
Collections

Month 3 Estimated
Collections

Month 2 Estimated
Collections

Month 1 Estimated
Collections

3. FOR THE _____ COLLECTION PERIOD:
a. Estimated IFC Payments                         ____________
b. Actual IFC Payments                            ____________
c. If (a > b), (a-b) equals Excess Remittance     ____________
d. If (b > a), (b-a) equals Remittance Shortfall  ____________

                                               Remittance Date: ________________

                           MONTHLY SERVICER'S CERTIFICATE
    (to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer
--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ___, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: _____________

IFC Class:  IN LIEU OF DEMAND

1.FOR THIS COLLECTION PERIOD:

a. Sales at the current IFC charge (kWh)          ____________
b. Current IFC charge (CENTS/kWh)                 ____________
c. Sales at the previous IFC charge (kWh)         ____________
d. Previous IFC charge (CENTS/kWh)                ____________
e. Billed IFC not accounted for in prior periods  ____________
f. Billed IFC charges (a x b + c x d + e)         ____________
g. Collection Curve
     Month 1 Estimated Collections                ____________
     Month 2 Estimated Collections                ____________
     Month 3 Estimated Collections                ____________
     Month 4 Estimated Collections                ____________
     Month 5 Estimated Collections                ____________
h. Total (sum of all g above)                     ____________
i. Estimated IFC Payments (f x h)                 ____________

2. AGGREGATE REMITTANCE AMOUNT FOR THIS COLLECTION PERIOD:

                    Collection    Collection      Billed IFC      Remittance
                    Period (A)    Percent (B)    Charges (C)    Amounts (B x C)
                   ------------  -------------  -------------  -----------------
Month 5 Estimated
Collections

Month 4 Estimated
Collections

Month 3 Estimated
Collections

Month 2 Estimated
Collections

Month 1 Estimated
Collections

3. FOR THE _____ COLLECTION PERIOD:
a. Estimated IFC Payments                         ____________
b. Actual IFC Payments                            ____________
c. If (a > b), (a-b) equals Excess Remittance     ____________
d. If (b > a), (b-a) equals Remittance Shortfall  ____________

                                               Remittance Date: ________________

                           MONTHLY SERVICER'S CERTIFICATE
    (to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer
--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ___, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: _____________

IFC Class:  0 TO AND INCLUDING 100 kW DEMAND

1.FOR THIS COLLECTION PERIOD:

a. Sales at the current IFC charge (kWh)          ____________
b. Current IFC charge (CENTS/kWh)                 ____________
c. Sales at the previous IFC charge (kWh)         ____________
d. Previous IFC charge (CENTS/kWh)                ____________
e. Billed IFC not accounted for in prior periods  ____________
f. Billed IFC charges (a x b + c x d + e)         ____________
g. Collection Curve
     Month 1 Estimated Collections                ____________
     Month 2 Estimated Collections                ____________
     Month 3 Estimated Collections                ____________
     Month 4 Estimated Collections                ____________
     Month 5 Estimated Collections                ____________
h. Total (sum of all g above)                     ____________
i. Estimated IFC Payments (f x h)                 ____________

2. AGGREGATE REMITTANCE AMOUNT FOR THIS COLLECTION PERIOD:

                    Collection    Collection     Billed IFC       Remittance
                    Period (A)    Percent (B)    Charges (C)    Amounts (B x C)
                   ------------  -------------  -------------  -----------------
Month 5 Estimated
Collections

Month 4 Estimated
Collections

Month 3 Estimated
Collections

Month 2 Estimated
Collections

Month 1 Estimated
Collections


3. FOR THE _____ COLLECTION PERIOD:
a. Estimated IFC Payments                         ____________
b. Actual IFC Payments                            ____________
c. If (a > b), (a-b) equals Excess Remittance     ____________
d. If (b > a), (b-a) equals Remittance Shortfall  ____________

                                               Remittance Date: ________________

                           MONTHLY SERVICER'S CERTIFICATE
    (to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer
--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ___, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: _____________

IFC Class:  OVER 100 TO AND INCLUDING 1,000 kW DEMAND

1.FOR THIS COLLECTION PERIOD:

a. Sales at the current IFC charge (kWh)          ____________
b. Current IFC charge (CENTS/kWh)                 ____________
c. Sales at the previous IFC charge (kWh)         ____________
d. Previous IFC charge (CENTS/kWh)                ____________
e. Billed IFC not accounted for in prior periods  ____________
f. Billed IFC charges (a x b + c x d + e)         ____________
g. Collection Curve
     Month 1 Estimated Collections                ____________
     Month 2 Estimated Collections                ____________
     Month 3 Estimated Collections                ____________
     Month 4 Estimated Collections                ____________
     Month 5 Estimated Collections                ____________
h. Total (sum of all g above)                     ____________
i. Estimated IFC Payments (f x h)                 ____________

2. AGGREGATE REMITTANCE AMOUNT FOR THIS COLLECTION PERIOD:

                    Collection     Collection      Billed IFC      Remittance
                    Period (A)     Percent (B)    Charges (C)    Amounts (B x C)
                   ------------   -------------  -------------  ----------------
Month 5 Estimated
Collections

Month 4 Estimated
Collections

Month 3 Estimated
Collections

Month 2 Estimated
Collections

Month 1 Estimated
Collections

3. FOR THE _____ COLLECTION PERIOD:
a. Estimated IFC Payments                         ____________
b. Actual IFC Payments                            ____________
c. If (a > b), (a-b) equals Excess Remittance     ____________
d. If (b > a), (b-a) equals Remittance Shortfall  ____________

                                               Remittance Date: ________________

                           MONTHLY SERVICER'S CERTIFICATE
    (to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer
--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ___, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: _____________

IFC Class:  OVER 1,000 TO AND INCLUDING 10,000 KW DEMAND

1.FOR THIS COLLECTION PERIOD:

a. Sales at the current IFC charge (kWh)          ____________
b. Current IFC charge (CENTS/kWh)                 ____________
c. Sales at the previous IFC charge (kWh)         ____________
d. Previous IFC charge (CENTS/kWh)                ____________
e. Billed IFC not accounted for in prior periods  ____________
f. Billed IFC charges (a x b + c x d + e)         ____________
g. Collection Curve
     Month 1 Estimated Collections                ____________
     Month 2 Estimated Collections                ____________
     Month 3 Estimated Collections                ____________
     Month 4 Estimated Collections                ____________
     Month 5 Estimated Collections                ____________
h. Total (sum of all g above)                     ____________
i. Estimated IFC Payments (f x h)                 ____________

2. AGGREGATE REMITTANCE AMOUNT FOR THIS COLLECTION PERIOD:

                    Collection    Collection      Billed IFC      Remittance
                    Period (A)    Percent (B)     Charges (C)   Amounts (B x C)
                   ------------  -------------   ------------  ----------------
Month 5 Estimated
Collections

Month 4 Estimated
Collections

Month 3 Estimated
Collections

Month 2 Estimated
Collections

Month 1 Estimated
Collections


3. FOR THE _____ COLLECTION PERIOD:
a. Estimated IFC Payments                         ____________
b. Actual IFC Payments                            ____________
c. If (a > b), (a-b) equals Excess Remittance     ____________
d. If (b > a), (b-a) equals Remittance Shortfall  ____________

                                               Remittance Date: ________________

                           MONTHLY SERVICER'S CERTIFICATE
    (to be delivered pursuant to Section 3.01(b)(i) of the Intangible Transition
          Property Servicing Agreement on or before each Remittance Date)

                      Commonwealth Edison Company, as Servicer
--------------------------------------------------------------------------------
                       COMED TRANSITIONAL FUNDING TRUST, 1998
--------------------------------------------------------------------------------

     Pursuant to the Intangible Transition Property Servicing Agreement dated as of ___, 1998 (the "Intangible Transition Property Servicing Agreement") between Commonwealth Edison Company, as Servicer, and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

     Collection Period: _____________

IFC Class:  OVER 10,000 KW DEMAND

1.FOR THIS COLLECTION PERIOD:

a. Sales at the current IFC charge (kWh)          ____________
b. Current IFC charge (CENTS/kWh)                 ____________
c. Sales at the previous IFC charge (kWh)         ____________
d. Previous IFC charge (CENTS/kWh)                ____________
e. Billed IFC not accounted for in prior periods  ____________
f. Billed IFC charges (a x b + c x d + e)         ____________
g. Collection Curve
     Month 1 Estimated Collections                ____________
     Month 2 Estimated Collections                ____________
     Month 3 Estimated Collections                ____________
     Month 4 Estimated Collections                ____________
     Month 5 Estimated Collections                ____________
h. Total (sum of all g above)                     ____________
i. Estimated IFC Payments (f x h)                 ____________

2. AGGREGATE REMITTANCE AMOUNT FOR THIS COLLECTION PERIOD:

                    Collection    Collection     Billed IFC       Remittance
                    Period (A)    Percent (B)    Charges (C)    Amounts (B x C)
                   ------------  -------------  -------------  -----------------
Month 5 Estimated
Collections

Month 4 Estimated
Collections

Month 3 Estimated
Collections

Month 2 Estimated
Collections

Month 1 Estimated
Collections

3. FOR THE _____ COLLECTION PERIOD:
a. Estimated IFC Payments                         ____________
b. Actual IFC Payments                            ____________
c. If (a > b), (a-b) equals Excess Remittance     ____________
d. If (b > a), (b-a) equals Remittance Shortfall  ____________

                                      EXHIBIT B
                          TO INTANGIBLE TRANSITION PROPERTY
                                 SERVICING AGREEMENT

                              CERTIFICATE OF COMPLIANCE


          The undersigned hereby certifies that he/she is the duly elected and acting ______________________ of Commonwealth Edison Company, as servicer (the "Servicer") under the Intangible Transition Property Servicing Agreement dated as of December 16, 1998 (the "Servicing Agreement") between the Servicer and ComEd Funding LLC (the "Grantee") and further that:

          1. A review of the activities of the Servicer and of its performance under the Servicing Agreement during the twelve months ended June 30, _______ has been made under the supervision of the undersigned pursuant to Section 3.03 of the Servicing Agreement; and

          2. To the best of the undersigned's knowledge, based on such review, the Servicer has fulfilled all of its material obligations in all material respects under the Servicing Agreement throughout [the period from the initial Closing Date through] [the twelve months ended] June 30, _____, except for those material defaults in the fulfillment of material obligations listed on Annex A hereto.

          Executed as of this _______ day of __________, ____.

                                   [NAME OF SERVICER]



                                   By:  ____________________________
                                        Name:
                                        Title:

                                       ANNEX A
                                          TO
                              CERTIFICATE OF COMPLIANCE

                              LIST OF SERVICER DEFAULTS


The following material defaults known to the undersigned occurred during the year ended June 30, ____:

     Nature of Default                  Status

                                      EXHIBIT C
                          TO INTANGIBLE TRANSITION PROPERTY
                                 SERVICING AGREEMENT

                              FORM OF AMENDATORY TARIFF
                                      [ATTACHED]

                                                                 ILL. C.C. NO. 4
                                                          ORIGINAL SHEET NO. XXX


                     HYPOTHETICAL ORIGINAL TARIFF SHEET (PAGE 2)

CHARGES.
Charge per kilowatt-hour for all kilowatt-hours billed under the Applicable Rates in the monthly billing period to:

     RESIDENTIAL CUSTOMERS

     (1)  Non-Electric Space Heating                                 1.111 CENTS

     (2)  Electric Space Heating                                     1.111 CENTS

     An Electric Space Heating customer is a residential customer that is (a) billed under Rate 14 - Residential Service - Space Heating Customers or (b) billed by the Company for delivery service pursuant to the terms of Article
     16 of the Public Utilities Act, and determined by the Company to be eligible for bundled service on Rate 14.

     NONRESIDENTIAL CUSTOMERS

     (1)  For customers not defined in (2) below:

               In Lieu of Demand                                     1.111 CENTS

               If the highest Maximum Demand for the customer over the previous billing year is in the following range:

               0 to and including 100 kW                             1.111 CENTS
               Over 100 to and including 1,000 kW                    1.111 CENTS
               Over 1,000 to and including 10,000 kW                 1.111 CENTS
               Over 10,000 kW                                        1.111 CENTS

               An In Lieu of Demand customer is a customer (a) billed under Rate
               5 - General Service with in-lieu of demand charges or (b) billed by the Company for delivery service pursuant to the terms of
               Article 16 of the Public Utilities Act, and determined by the Company to be eligible for bundled service on Rate 6 - General
               Service with in-lieu of demand charges.

               A customer's Maximum Demand shall have the same definition as defined in the rate, rider, or contract under which the customer receives electric or delivery service from the Company.

          (2)  For customers taking service under.

               Standby Service                                       1.111 CENTS
               Interruptible Service                                 1.111 CENTS
               Street Lighting - Fixture Based Rates                 1.111 CENTS
               Street Lighting - Dusk to Dawn and Traffic Signal     1.111 CENTS
               Railroads                                             1.111 CENTS
               Water-Supply and Sewage Pumping Service               1.111 CENTS

--------------------------------------------------------------------------------
Filed with the Illinois Commerce Commission   Date Effective:  December ___,
1998
on December ___. 1998              Issued by P.B. Strobel, Senior Vice President
Issued Pursuant to Order of the Illinois Commerce Post Office Box 767, Chicago, Illinois 60690
Commission entered July 21, 1998, in Docket
No. 98-0319 and 220 ILCS 5/18-104

                                                                 ILL. C.C. NO. 4
                                                       1ST REVISED SHEET NO. XXX
                                              (CANCELING ORIGINAL SHEET NO. XXX)

                      HYPOTHETICAL AMENDED TARIFF SHEET (PAGE 2)

CHARGES.
Charge per kilowatt-hour for all kilowatt-hours billed under the Applicable Rates in the monthly billing period to:

*    RESIDENTIAL CUSTOMERS

     (1)  Non-Electric Space Heating                                 1.222 CENTS

     (2)  Electric Space Heating                                     1.222 CENTS

     An Electric Space Heating customer is a residential customer that is (a) billed under Rate 14 - Residential Service - Space Heating Customers or (b) billed by the Company for delivery service pursuant to the terms of Article
     16 of the Public Utilities Act, and determined by the Company to be eligible for bundled service on Rate 14.

     NONRESIDENTIAL CUSTOMERS

     (1)  For customers not defined in (2) below:

               In Lieu of Demand                                     1.111 CENTS

               If the highest Maximum Demand for the customer over the previous billing year is in the following range:

               0 to and including 100 kW                             1.111 CENTS
               Over 100 to and including 1,000 kW                    1.111 CENTS
*              Over 1,000 to and including 10,000 kW                 1.222 CENTS
*              Over 10,000 kW                                        1.222 CENTS

               An In Lieu of Demand customer is a customer (a) billed under Rate
               5 - General Service with in-lieu of demand charges or (b) billed by the Company for delivery service pursuant to the terms of
               Article 16 of the Public Utilities Act, and determined by the Company to be eligible for bundled service on Rate 6 - General
               Service with in-lieu of demand charges.

               A customer's Maximum Demand shall have the same definition as defined in the rate, rider, or contract under which the customer receives electric or delivery service from the Company.

          (2)  For customers taking service under.

               Standby Service                                       1.111 CENTS
               Interruptible Service                                 1.111 CENTS
               Street Lighting - Fixture Based Rates                 1.111 CENTS
               Street Lighting - Dusk to Dawn and Traffic Signal     1.111 CENTS
*              Railroads                                             1.222 CENTS
               Water-Supply and Sewage Pumping Service               1.111 CENTS

--------------------------------------------------------------------------------
Filed with the Illinois Commerce Commission        Date Effective: [MONTH] [DAY]
[YEAR]
on [MONTH] [DAY] [YEAR]            Issued by P.B. Strobel, Senior Vice President
Issued Pursuant to Order of the Illinois Commerce Post Office Box 767, Chicago, Illinois 60690
Commission entered July 21, 1998, in Docket
No. 98-0319 and 220 ILCS 5/18-104
ASTERISK (*) INDICATES CHANGE

                                                Exhibit D of Servicing Agreement
--------------------------------------------------------------------------------
                           QUARTERLY SERVICER'S CERTIFICATE

                           COMED TRANSITIONAL FUNDING TRUST
                   $3,400,000,000 TRANSITIONAL FUNDING TRUST NOTES

 Pursuant to Section 4.01(d)(ii) of the Intangible Transition Property Servicing Agreement dated as of December 16, 1998, (the "Agreement") between Commonwealth Edison Company, as Servicer and ComEd Funding LLC, as Grantee, the Servicer does hereby certify as follows:

      Capitalized terms used in the Quarterly Servicer's Certificate have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections of the
                                      Agreement.

Collection Periods:
Payment Date:

--------------------------------------------------------------------------------

1. COLLECTIONS ALLOCABLE AND AGGREGATE AMOUNTS AVAILABLE FOR THE CURRENT PAYMENT DATE:
     i.     Remittances for the xxx Collection Period
     ii.    Remittances for the xxx Collection Period
     iii.   Remittances for the xxx Collection Period
     iv. Remittances for the xxx Collection Period (for first Payment Date only)
     v. Remittances for the xxx Collection Period (for first Payment Date only)
     vi Remittances for the xxx Collection Period (for first Payment Date only)
     vii.   Net Earnings on Collection Account
     viii.  GENERAL SUBACCOUNT BALANCE (SUM OF  I THROUGH VII ABOVE)

     ix.    Reserve Subaccount Balance as of Prior Payment Date
     x.     Overcollateralization Subaccount Balance as of Prior Payment Date
     xi.    Capital Subaccount Balance as of Prior Payment Date
     xii.   COLLECTION ACCOUNT BALANCE (SUM OF  VIII THROUGH XI ABOVE)

2.   OUTSTANDING AMOUNTS AS OF PRIOR PAYMENT DATE:

            SERIES 1998
     i.     Class A-1 Outstanding Amount
     ii.    Class A-2 Outstanding Amount
     iii.   Class A-3 Outstanding Amount
     iv.    Class A-4 Outstanding Amount
     v.     Class A-5 Outstanding Amount
     vi.    Class A-6 Outstanding Amount
     vii.   Class A-7 Outstanding Amount
     IX.    AGGREGATE OUTSTANDING AMOUNT OF ALL SERIES 1998 NOTES

            [Add Other Series as applicable]

     X.     AGGREGATE OUTSTANDING AMOUNT OF ALL NOTES

                                                Exhibit D of Servicing Agreement

     3.     REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:

            Series 1998 Principal          Projected          Quarterly
            ---------------------       Principal Balance    Principal Due
                                        -----------------    -------------
     i.     Class A-1
     ii.    Class A-2
     iii.   Class A-3
     iv.    Class A-4
     v.     Class A-5
     vi.    Class A-6
     vii.   Class A-7
     VIII.  FOR ALL SERIES 1998 NOTES

            [Add Other Series as applicable]

            Series 1998 Interest                             Days in
            --------------------   Note Interest Rate    Interest Period (1)   Interest Due
                                   ------------------    -------------------   -------------
     ix.    Class A-1
     x.     Class A-2
     xi.    Class A-3
     xii.   Class A-4
     xiii.  Class A-5
     xiv.   Class A-6
     xv.    Class A-7

            [Add Other Series as applicable]

                                                  Required Level      Funding Required
                                                  --------------      ----------------
     xvi.   Overcollateralization Subaccount
     xvii   Capital Subaccount

----------------------
(1) On 30/360 Day Basis for initial Payment Date; otherwise use one-fourth of annual rate.

                                                Exhibit D of Servicing Agreement

4.   ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO 8.02(d) OF
     INDENTURE:
     i.     Indenture Trustee and Delaware Trustee
     ii.    Quarterly Servicing Fee
     iii.   Quarterly Administration Fee
     iv.    Operating Expenses (subject to $100,000 cap and no default)
     v. Quarterly Interest (including any past-due Quarterly Interest for prior periods)


                    Series 1998                          Aggregate    Per $1000 of Original
                    -----------                          ---------       Principal Amount
                                                                         ----------------
            1. Class A-1 Interest Payment
            2. Class A-2 Interest Payment
            3. Class A-3 Interest Payment
            4. Class A-4 Interest Payment
            5. Class A-5 Interest Payment
            6. Class A-6 Interest Payment
            7. Class A-7 Interest Payment

               [Add Other Series as applicable]


     vi. Principal Due and Payable as a Result of Event of Default or on Final Maturity Date


                    Series 1998                          Aggregate    Per $1000 of Original
                    -----------                          ---------       Principal Amount
                                                                         ----------------
            1. Class A-1 Principal Payment
            2. Class A-2 Principal Payment
            3. Class A-3 Principal Payment
            4. Class A-4 Principal Payment
            5. Class A-5 Principal Payment
            6. Class A-6 Principal Payment
            7. Class A-7 Principal Payment

               [Add Other Series as Applicable]

     vii.   Quarterly Principal

                    Series 1998                          Aggregate    Per $1000 of Original
                    -----------                          ---------       Principal Amount
                                                                         ----------------
            1. Class A-1 Principal Payment
            2. Class A-2 Principal Payment
            3. Class A-3 Principal Payment
            4. Class A-4 Principal Payment
            5. Class A-5 Principal Payment
            6. Class A-6 Principal Payment
            7. Class A-7 Principal Payment


               [Add Other Series as Applicable]

     viii. Operating Expenses Not Paid under Clause (iv) above (e.g., in excess of $100,000)
     ix.    Funding of Capital Subaccount (to required level)
     x.     Funding of Overcollateralization Subaccount (to required level)
     xi.    Net Earnings Released to Note Issuer
     xii.   Deposit to Reserve Subaccount
     xiii. Released to Note Issuer upon Retirement of all Notes: Collection Account.

                                                Exhibit D of Servicing Agreement

5. OUTSTANDING AMOUNT AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):

            SERIES 1998
     i.     Class A-1 Outstanding Amount
     ii.    Class A-2 Outstanding Amount
     iii.   Class A-3 Outstanding Amount
     iv.    Class A-4 Outstanding Amount
     v.     Class A-5 Outstanding Amount
     vi.    Class A-6 Outstanding Amount
     vii.   Class A-7 Outstanding Amount
     ix.    AGGREGATE OUTSTANDING AMOUNT OF ALL SERIES 1998 NOTES

            [Add Other Series as applicable]

     x.     AGGREGATE OUTSTANDING AMOUNT OF ALL NOTES

     xi.    Reserve Subaccount Balance
     xii.   Overcollateralization Subaccount Balance
     xiii.  Capital Subaccount Balance
     xiv.   AGGREGATE COLLECTION ACCOUNT BALANCE

6.   SUBACCOUNT WITHDRAWALS AS OF CURRENT PAYMENT DATE
      (IF APPLICABLE, PURSUANT TO SECTION 8.02(e) OF INDENTURE):

     i.     Reserve Subaccount
     ii.    Overcollateralization Subaccount
     iii.   Capital Subaccount
     iv.    TOTAL WITHDRAWALS

7.   SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE:

     i.     QUARTERLY INTEREST
               SERIES 1998
            1. Class A-1 Interest Payment
            2. Class A-2 Interest Payment
            3. Class A-3 Interest Payment
            4. Class A-4 Interest Payment
            5. Class A-5 Interest Payment
            6. Class A-6 Interest Payment
            7. Class A-7 Interest Payment

               [Add Other Series as Applicable]

     ii.    QUARTERLY PRINCIPAL
               SERIES 1998
            1. Class A-1 Principal Payment
            2. Class A-2 Principal Payment
            3. Class A-3 Principal Payment
            4. Class A-4 Principal Payment
            5. Class A-5 Principal Payment
            6. Class A-6 Principal Payment
            7. Class A-7 Principal Payment

                                                Exhibit D of Servicing Agreement

               [Add Other Series as Applicable]

8.   SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT PAYMENT DATE:
     i.     Overcollateralization Subaccount
     ii.    Capital Subaccount

9.   MISCELLANEOUS

     Cumulative IFC Charges as of Prior Month End:             $____________(2)

     Notation Whether IFC Levels exceed Applicable Rates for any IFC Customer Class
     (If answer is yes, list affected classes and respective rate and IFC levels for such classes).



IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Servicer's Certificate this _____ day of ______________, _____.

COMMONWEALTH EDISON COMPANY, as Servicer


by:  ______________________

title:  _____________________



------------------------
(2) For purposes of tracking the $6,323,000,000 Series 1998 Authorized ITP Amount (as modified by any subsequent TFOs).

                                                                SCHEDULE 4.01(a)


                            EXPECTED AMORTIZATION SCHEDULE
                            OUTSTANDING PRINCIPAL BALANCE



PAYMENT DATE                      CLASS A-1           CLASS A-2           CLASS A-3           CLASS A-4
------------                     ------------        ------------        ------------        ------------
Series Issuance Date . . . . .   $424,967,313        $425,032,687        $258,860,915        $421,139,085
June 25, 1999. . . . . . . . .    284,967,313         425,032,687         258,860,915         421,139,085
September 25, 1999 . . . . . .    187,921,918         425,032,687         258,860,915         421,139,085
December 25, 1999. . . . . . .     94,967,313         425,032,687         258,860,915         421,139,085
March 25, 2000 . . . . . . . .              0         425,032,687         258,860,915         421,139,085
June 25, 2000. . . . . . . . .              0         340,000,000         258,860,915         421,139,085
September 25, 2000 . . . . . .              0         254,541,398         258,860,915         421,139,085
December 25, 2000. . . . . . .              0         170,000,000         258,860,915         421,139,085
March 25, 2001 . . . . . . . .              0          81,515,431         258,860,915         421,139,085
June 25, 2001. . . . . . . . .              0                   0         258,860,915         421,139,085
September 25, 2001 . . . . . .              0                   0         174,657,533         421,139,085
December 25, 2001. . . . . . .              0                   0          88,860,915         421,139,085
March 25, 2002 . . . . . . . .              0                   0                   0         421,139,085
June 25, 2002. . . . . . . . .              0                   0                   0         340,000,000
September 25, 2002 . . . . . .              0                   0                   0         255,965,598
December 25, 2002. . . . . . .              0                   0                   0         170,000,000
March 25, 2003 . . . . . . . .              0                   0                   0          81,204,132
June 25, 2003. . . . . . . . .              0                   0                   0                   0
September 25, 2003 . . . . . .              0                   0                   0                   0
December 25, 2003. . . . . . .              0                   0                   0                   0
March 25, 2004 . . . . . . . .              0                   0                   0                   0
June 25, 2004. . . . . . . . .              0                   0                   0                   0
September 25, 2004 . . . . . .              0                   0                   0                   0
December 25, 2004. . . . . . .              0                   0                   0                   0
March 25, 2005 . . . . . . . .              0                   0                   0                   0
June 25, 2005. . . . . . . . .              0                   0                   0                   0
September 25, 2005 . . . . . .              0                   0                   0                   0
December 25, 2005. . . . . . .              0                   0                   0                   0
March 25, 2006 . . . . . . . .              0                   0                   0                   0
June 25, 2006. . . . . . . . .              0                   0                   0                   0
September 25, 2006 . . . . . .              0                   0                   0                   0
December 25, 2006. . . . . . .              0                   0                   0                   0
March 25, 2007 . . . . . . . .              0                   0                   0                   0
June 25, 2007. . . . . . . . .              0                   0                   0                   0
September 25, 2007 . . . . . .              0                   0                   0                   0
December 25, 2007. . . . . . .              0                   0                   0                   0
March 25, 2008 . . . . . . . .              0                   0                   0                   0
June 25, 2008. . . . . . . . .              0                   0                   0                   0
September 25, 2008 . . . . . .              0                   0                   0                   0
December 25, 2008. . . . . . .              0                   0                   0                   0


PAYMENT DATE                      CLASS A-5           CLASS A-6           CLASS A-7          SERIES 1998
------------                     ------------        ------------        ------------       -------------

Series Issuance Date . . . . .   $598,510,714        $761,489,286        $510,000,000      $3,400,000,000
June 25, 1999. . . . . . . . .    598,510,714         761,489,286         510,000,000       3,260,000,000
September 25, 1999 . . . . . .    598,510,714         761,489,286         510,000,000       3,162,954,605
December 25, 1999. . . . . . .    598,510,714         761,489,286         510,000,000       3,070,000,000
March 25, 2000 . . . . . . . .    598,510,714         761,489,286         510,000,000       2,975,032,687
June 25, 2000. . . . . . . . .    598,510,714         761,489,286         510,000,000       2,890,000,000
September 25, 2000 . . . . . .    598,510,714         761,489,286         510,000,000       2,804,541,398
December 25, 2000. . . . . . .    598,510,714         761,489,286         510,000,000       2,720,000,000
March 25, 2001 . . . . . . . .    598,510,714         761,489,286         510,000,000       2,631,515,431
June 25, 2001. . . . . . . . .    598,510,714         761,489,286         510,000,000       2,550,000,000
September 25, 2001 . . . . . .    598,510,714         761,489,286         510,000,000       2,465,796,618
December 25, 2001. . . . . . .    598,510,714         761,489,286         510,000,000       2,380,000,000
March 25, 2002 . . . . . . . .    598,510,714         761,489,286         510,000,000       2,291,139,085
June 25, 2002. . . . . . . . .    598,510,714         761,489,286         510,000,000       2,210,000,000
September 25, 2002 . . . . . .    598,510,714         761,489,286         510,000,000       2,125,965,598
December 25, 2002. . . . . . .    598,510,714         761,489,286         510,000,000       2,040,000,000
March 25, 2003 . . . . . . . .    598,510,714         761,489,286         510,000,000       1,951,204,132
June 25, 2003. . . . . . . . .    598,510,714         761,489,286         510,000,000       1,870,000,000
September 25, 2003 . . . . . .    514,475,567         761,489,286         510,000,000       1,785,964,853
December 25, 2003. . . . . . .    428,510,714         761,489,286         510,000,000       1,700,000,000
March 25, 2004 . . . . . . . .    339,850,103         761,489,286         510,000,000       1,611,339,389
June 25, 2004. . . . . . . . .    258,510,714         761,489,286         510,000,000       1,530,000,000
September 25, 2004 . . . . . .    174,439,914         761,489,286         510,000,000       1,445,929,200
December 25, 2004. . . . . . .     88,510,714         761,489,286         510,000,000       1,360,000,000
March 25, 2005 . . . . . . . .              0         761,489,286         510,000,000       1,271,489,286
June 25, 2005. . . . . . . . .              0         680,000,000         510,000,000       1,190,000,000
September 25, 2005 . . . . . .              0         595,890,076         510,000,000       1,105,890,076
December 25, 2005. . . . . . .              0         510,000,000         510,000,000       1,020,000,000
March 25, 2006 . . . . . . . .              0         421,643,811         510,000,000         931,643,811
June 25, 2006. . . . . . . . .              0         340,000,000         510,000,000         850,000,000
September 25, 2006 . . . . . .              0         255,850,516         510,000,000         765,850,516
December 25, 2006. . . . . . .              0         170,000,000         510,000,000         680,000,000
March 25, 2007 . . . . . . . .              0          81,803,853         510,000,000         591,803,853
June 25, 2007. . . . . . . . .              0                   0         510,000,000         510,000,000
September 25, 2007 . . . . . .              0                   0         425,816,557         425,816,557
December 25, 2007. . . . . . .              0                   0         340,000,000         340,000,000
March 25, 2008 . . . . . . . .              0                   0         251,959,273         251,959,273
June 25, 2008. . . . . . . . .              0                   0         170,000,000         170,000,000
September 25, 2008 . . . . . .              0                   0          85,769,907          85,769,907
December 25, 2008. . . . . . .              0                   0                   0                   0

                                                                    EXHIBIT 10.3

                                       ANNEX I
                                          TO
                                 SERVICING AGREEMENT


The Servicer agrees to comply with the following servicing procedures:

     SECTION 1.     DEFINITIONS.

     (a) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

     (b) Whenever used in this Annex I, the following words and phrases shall have the following meanings:

          "AGGREGATE REMITTANCE AMOUNT" has the meaning set forth in Section 6(e) of this Annex I.

          "APPLICABLE MDMA" means with respect to each Customer, the meter data management agent providing meter reading services for that Customer's account.

          "BILLED IFCS" means the amounts of IFCs billed to Customers, whether billed directly to such Customers by the Servicer or indirectly through an Applicable ARES pursuant to Consolidated ARES Billing.

          "BUDGET BILLING PLAN" means a levelized payment plan offered by the Servicer which, if elected by a Customer, provides for level monthly charges to such Customer on its Bills which are calculated by estimating, on an annual basis, the amount that the Customer would pay during the next twelve months (based on the Customer's actual usage during the prior twelve months) and then charging the Customer 1/12th of that amount for each of the next twelve months, with an annual reconciliation pursuant to which the payments made by such Customer during the preceding twelve months are reconciled with the amount owed by such Customer for actual usage during the same period, and the Customer is given a credit or billed for the difference, as appropriate, based on such reconciliation; PROVIDED, that, commencing in the first quarter of 1999, the Budget Billing Plan will be modified to provide for level monthly charges to be calculated by estimating, on a semi-annual or quarterly basis, the amount that the Customer would pay during the next twelve months (based on the Customer's actual usage during the prior twelve months) and then charging the Customer 1/12th of that amount for each month until the next such estimation, with an annual reconciliation pursuant to which the payments made by such Customer during the preceding twelve months are reconciled with the amount owed by such Customer for actual usage during the same period, and the Customer is given a credit or billed for the difference, as appropriate, based on such reconciliation, subject to an option, on such terms as the Servicer may offer to Customers, to pay such bill or receive such credit through an increase or reduction to the level monthly payments for the next twelve months.

          "CLOSING BILL" means the final bill issued to a Customer at the time service is terminated.

          "CONSOLIDATED ARES BILLING" means the billing option available to Customers served by an ARES pursuant to which such ARES will be responsible for billing and collecting all charges to Customers electing such billing option, including the IFCs, all in accordance with applicable ICC Regulations.

          "ESTIMATION TEMPLATE" means the template shown on SCHEDULE 6 to this Annex I, which template is used to calculate the IFC Payments estimated to have been received by the Servicer during any Collection Period.

          "IFC CUSTOMER CLASS" means the separate classes of Customers for IFC billing purposes set forth in any Tariffs.

          "NET IFC WRITE-OFFS" means, for any Billing Period, an amount equal to the product of (i) Net Write-Offs for such period times (ii) a fraction, the numerator of which equals total billed IFCs attributable to the Billing Period which occurred six Collection Periods prior to such Billing Period and the denominator of which equals total billed revenues attributable to such sixth preceding Billing Period.

          "NET WRITE-OFF PERCENTAGE" for any Billing Period means the number (expressed as a percent) equal to: (i) the amount of Net Write-Offs for such Billing Period, divided by (ii) the total billed revenues attributable to the Billing Period which occurred six Collection Periods prior to such Billing Period.

          "NET WRITE-OFFS" means, for any Billing Period, the amount of bills that were written off the Servicer's books during such period as uncollectible in accordance with its customary practices, net of recoveries received during such Billing Period in respect of any bills written off during any previous Billing Period.

          "SERVICER POLICIES AND PRACTICES" means, with respect to the Servicer's duties under this Annex I, the policies and practices of the Servicer applicable to such duties that the Servicer follows with respect to comparable assets that it services for itself.

          "VARIABLES" means the following variables underlying the Monthly Collections Curves, each of which may be calculated in accordance with applicable Servicer Policies and Practices:

          (i)    Billed IFCs collected during the Billing Period of issuance;

          (ii) Billed IFCs collected during the first Billing Period after the Billing Period of issuance;

          (iii) Billed IFCs collected during the second Billing Period after the Billing Period of issuance;

          (iv) Billed IFCs collected during the third Billing Period after the Billing Period of issuance;

          (v) Billed IFCs collected during the fourth Billing Period after the Billing Period of issuance; and

          (vi)   the estimated Net Write-Off Percentage.


     SECTION 2.     DATA ACQUISITION.

     (a) INSTALLATION AND MAINTENANCE OF METERS. Except to the extent that an ARES is responsible for such services pursuant to an ARES Service Agreement, the Servicer shall cause to be installed, replaced and maintained meters in such places and in such condition as will enable the Servicer to obtain usage measurements for each Customer at least once every Billing Period.

     (b) METER READING. At least once each Billing Period, the Servicer shall obtain usage measurements from the Applicable MDMA for each Customer; PROVIDED, HOWEVER, that the Servicer may determine any Customer's usage on the basis of estimates in accordance with applicable ICC Regulations.

     (c) COST OF METERING. Neither the Grantee nor the Note Issuer shall be obligated to pay any costs associated with the metering duties set forth in this
Section 2, including, but not limited to, the costs of installing, replacing and maintaining meters, nor shall the Grantee or the Note Issuer be entitled to any credit against the Servicing Fee for any cost savings realized by the Servicer or any ARES as a result of new metering and/or billing technologies.


     SECTION 3.     USAGE AND BILL CALCULATION.

     The Servicer shall obtain a calculation of each Customer's usage (which may be based on data obtained from such Customer's meter read or on usage estimates determined in accordance with applicable ICC Regulations) at least once each Billing Period and shall determine therefrom each Customer's individual IFCs to be included on such Customer's Bill; PROVIDED, HOWEVER, that in the case of Customers served by an ARES under the Consolidated ARES Billing option, the Applicable ARES, rather than the Servicer, may determine such Customers' individual IFCs to be included on such Customer's Bills based on billing factors provided by the Servicer, and, in such case, the Servicer shall deliver to the Applicable ARES such billing factors as are necessary for the Applicable ARES to calculate such Customers' respective IFCs as such charges may change from time to time pursuant to the Reconciliation or True-Up Adjustments. To the extent that current billing information for any IFC Customer Class is not available for the applicable Billing Period, the Servicer shall estimate Billed IFCs for such Billing Period based on such IFC Customer Class's usage in the same Billing Period of the preceding year (adjusted for normal growth and unusual weather) and shall include such estimated amounts in the Monthly Collections Curves for such Billing Period; provided, however, that the Servicer shall use the actual Billed IFCs for the relevant Billing Period in calculating any Remittance Shortfall or Excess Remittance relating to such Billing Period, even though the actual Bills reflecting such Billed IFCs may have been issued in a later Billing Period.

     SECTION 4.     BILLING.

     The Servicer shall implement the IFCs as of the Closing Date and shall thereafter bill each Customer or the Applicable ARES for the respective Customer's outstanding current and past due IFCs accruing through December 31, 2008, or such longer period during which the Notes may remain outstanding, all in accordance with the following:

     (a) FREQUENCY OF BILLS; BILLING PRACTICES. In accordance with the Servicer's then-existing Servicer Policies and Practices for its own charges, as such Servicer Policies and Practices may be modified from time to time, the Servicer shall generate and issue a Bill to each Customer, or, in the case of a Customer who has elected Consolidated ARES Billing, to the Applicable ARES, for such Customer's respective IFCs once every applicable Billing Period, at the same time, with the same frequency and on the same Bill as that containing the Servicer's own charges to such Customer or ARES, as the case may be. In the event that the Servicer makes any material modification to these practices, it shall notify the Grantee, the Note Issuer, the Indenture Trustee, and the Rating Agencies prior to the effectiveness of any such modification; PROVIDED, HOWEVER, that the Servicer may not make any modification that will materially adversely affect the Holders.

     (b)  FORMAT.

          (i) Each Bill to a Customer shall contain the charge corresponding to the respective IFCs owed by such Customer for the applicable Billing Period. The IFCs and related credits shall each appear as a separate line-item on each Bill.

          (ii)   In the case of each Customer that has elected Consolidated
ARES Billing, the Servicer shall deliver to the Applicable ARES itemized charges for such Customer setting forth such Customer's IFCs and related credits, each as a separate line-item.

          (iii) The Servicer shall conform to such requirements in respect of the format, structure and text of Bills delivered to Customers and ARES as applicable ICC Regulations shall from time to time prescribe. To the extent that Bill format, structure and text are not prescribed by the Public Utilities Act or by applicable ICC Regulations, the Servicer shall, subject to clauses (i) and (ii) above, determine the format, structure and text of all Bills in accordance with its reasonable business judgment, its Servicer Policies and Practices with respect to its own charges and prevailing industry standards.

     (c) ALLOCATIONS OF IFCS. IFCs and related credits shall be deducted from all amounts constituting Applicable Rates and from all charges to Customers from which IFCs must be deducted pursuant to the Funding Orders, whether or not such Applicable Rates or charges are computed on a cents per kilowatt hours basis, according to some other usage-based calculation, on a fixed basis, or in any other fashion or by any combination of the foregoing. If the IFCs calculated for any Customer for any Billing Period exceeds the amount of its otherwise Applicable Rates, then the Bill to such Customer shall reflect an IFC and related credit each equal to the total amount of such Applicable Rates.

     (d) DELIVERY. The Servicer shall deliver all Bills to Customers (i) by United States Mail in such class or classes as are consistent with the Servicer Policies and Practices followed by the Servicer with respect to its own charges to its customers or (ii) by any other means, whether electronic or otherwise, that the Servicer may from time to time use to present its own charges to its customers. In the case of Customers that have elected Consolidated ARES Billing, the Servicer shall deliver all Bills to the Applicable ARES by such means as are prescribed by applicable ICC Regulations, or if not prescribed by applicable ICC Regulations, by such means as are mutually agreed upon by the Servicer and the Applicable ARES and are consistent with ICC Regulations. The Servicer or an ARES, as applicable, shall pay from its own funds all costs of issuance and delivery of all Bills, including but not limited to printing and postage costs as the same may increase or decrease from time to time.

     SECTION 5.  CUSTOMER SERVICE FUNCTIONS.

     The Servicer shall handle all Customer inquiries and other Customer service matters according to the same procedures it uses to service Customers with respect to its own charges.

     SECTION 6.  COLLECTIONS; PAYMENT PROCESSING; REMITTANCE.

     (a)  COLLECTION EFFORTS, POLICIES, PROCEDURES.

          (i) The Servicer shall use reasonable efforts to collect all Billed IFCs from Customers and Third-Party Collectors (including ARES) as and when the same become due and shall follow such collection procedures as it follows with respect to comparable assets that it services for itself or others, including with respect to the following:

          (A) The Servicer shall prepare and deliver overdue notices to Customers and ARES in accordance with applicable ICC Regulations and Servicer Policies and Practices.

          (B) The Servicer shall apply late payment charges to outstanding Customer and ARES balances in accordance with applicable ICC Regulations. All late payment charges and interest collected shall be payable to and retained by the Servicer as a component of its compensation under the Agreement, and the
                 Note Issuer shall have no right to share in the same.

          (C) The Servicer shall deliver verbal and written final notices of delinquency and possible disconnection in accordance with applicable ICC Regulations and Servicer Policies and Practices.

          (D) The Servicer shall adhere to and carry out disconnection policies in accordance with the Public Utilities Act and applicable ICC Regulations and Servicer Policies and Practices.

          (E) The Servicer may employ the assistance of collection agents to collect any past-due IFCs in accordance with applicable ICC Regulations and Servicer Policies and Practices and the Tariffs.

          (F) The Servicer shall apply Customer and ARES deposits to the payment of delinquent accounts in accordance with applicable ICC Regulations and Servicer Policies and Practices and according to the priorities set forth in Section 6(b)(ii),
                 (iii) and (iv) of this Annex I.

          (ii) The Servicer shall not waive any late payment charge or any other fee or charge relating to delinquent payments, if any, or waive, vary or modify any terms of payment of any amounts payable by a Customer, in each case unless such waiver or action: (A) would be in accordance with the Servicer's customary practices or those of any successor Servicer with respect to comparable assets that it services for itself and for others; (B) would not materially adversely affect the rights of the Holders; and (C) would comply with applicable law; PROVIDED, HOWEVER, that notwithstanding anything in the Agreement or this Annex I to the contrary, the Servicer is authorized to write off any Billed IFCs, in accordance with its Servicer Policies and Practices, that have remained outstanding for 180 days or more.

          (iii) The Servicer shall accept payment from Customers and Third-Party Collectors in respect of Billed IFCs in such forms and methods and at such times and places as it accepts for payment of its own charges. The Servicer shall accept payment from ARES in respect of Billed IFCs in such forms and methods and at such times and places as the Servicer and each ARES shall mutually agree in accordance with applicable ICC Regulations and the Servicer shall give prompt written notice to the Rating Agencies of any such agreements.

     (b)  PAYMENT PROCESSING; ALLOCATION; PRIORITY OF PAYMENTS.

          (i) The Servicer shall post all payments received to Customer accounts as promptly as practicable, and, in any event, substantially all payments shall be posted no later than five Servicer Business Days after receipt.

          (ii) Subject to clause (iii) below, the Servicer shall apply payments received to each Customer's or Applicable ARES' account in proportion to the charges contained on the outstanding Bill to such Customer or Applicable ARES.

          (iii) Any amounts collected by the Servicer that represent partial payments of the total Bill to a Customer or ARES shall be allocated as follows:
(A) first to amounts owed to the Note Issuer and ComEd (excluding any late fees and interest charges), regardless of age, pro rata in proportion to their respective percentages of the total amount of their combined outstanding charges on such Bill; then (B) all late charges shall be allocated to ComEd.

          (iv) The Servicer shall hold all over-payments for the benefit of the Note Issuer and ComEd and shall apply such funds to future Bill charges in accordance with clauses (ii) and (iii) above as such charges become due.

          (v) For Customers on a Budget Billing Plan, the Servicer shall treat IFC Payments received from such Customers as if such Customers had been billed for their respective IFCs in the absence of the Budget Billing Plan; partial payment of a Budget Billing Plan payment shall be allocated according to clause (iii) above and overpayment of a Budget Billing Plan payment shall be allocated according to clause (iv) above.

     (c)  ACCOUNTS; RECORDS.

          The Servicer shall maintain accounts and records as to the Intangible Transition Property accurately and in accordance with its standard accounting procedures and in sufficient detail (i) to permit reconciliation between payments or recoveries with respect to the Intangible Transition Property and the amounts from time to time remitted to the Collection Account in respect of the Intangible Transition Property and (ii) to permit the IFC Collections held by the Servicer to be accounted for separately from the funds with which they may be commingled, so that the dollar amounts of IFC Collections commingled with the Servicer's funds may be properly identified and traced.

     (d)  INVESTMENT OF IFC PAYMENTS RECEIVED.

          Prior to remittance on the applicable Monthly Remittance Date (or, to the extent remittances are required more frequently under the Indenture, prior to each Daily Remittance) the Servicer may invest IFC Payments received at its own risk and for its own benefit, and such investments and, so long as the Servicer complies with its obligations under the immediately preceding section (c), such funds shall not be required to be segregated from the other investment and funds of the Servicer.


     (e)  CALCULATION OF COLLECTIONS; DETERMINATION OF AGGREGATE REMITTANCE
AMOUNT.

          (i) On or before each Monthly Remittance Date, the Servicer shall calculate, in accordance with SCHEDULE 6, the total IFC Payments estimated to have been received by the Servicer from or on behalf of Customers during the prior Collection Period in respect of all previously Billed IFCs, increased or decreased, as applicable, from and after the end of the seventh Billing Period before such Monthly Remittance Date, by (A) the amount of any Remittance Shortfall calculated for such Monthly Remittance Date or (B) the amount of any Excess Remittance calculated for such Monthly Remittance Date or (C) to the extent not included in Billed IFCs described above, the amount of any Allocable IFC Revenue Amounts (collectively, the "AGGREGATE REMITTANCE AMOUNT"); PROVIDED, however, that, (i) to the extent Daily Remittances are required under the Servicing Agreement, the Servicer (x) shall include in the Daily Remittance on each Servicer Business Day an amount equal to the total IFC Payments estimated to be received during the then current Collection Period based on the Monthly Collections Curve divided by the number of Servicer Business Days in such Collection Period, such Daily Remittance amount to be calculated no later than five Servicer Business Days prior to the commencement of any such Collection Period, and (y) any decreases under clause (A) above or increases under clause
(B) above shall be included only in the Aggregate Remittance Amount distributed on any Monthly Remittance Date and (ii) no Excess Remittance shall be withdrawn from the Collection Account if such withdrawal would cause the amounts on deposit in the General Subaccount or the Reserve Subaccount to be insufficient for the payment of the next installment of interest on the Notes.

          (ii) On or before each Reconciliation Adjustment Date and on or before the date of any required True-Up Adjustment, in accordance with Section 4.01(b) of the Agreement, the Servicer shall, in a timely manner so as to perform all required calculations under such Section 4.01(b), update the Variables underlying the Monthly Collections Curve in SCHEDULE 6 and shall revise such curve to reflect the updated Variables.

          (iii) The Servicer, the Grantee and the Note Issuer as its assignee acknowledge that the Servicer has undertaken to make certain changes to its current computerized customer information system, which changes, when functional, would affect the Servicer's method of calculating the IFC Payments estimated to have been received by the Servicer during each Collection Period as set forth in Schedule 6 hereto. Should these changes to the computerized customer information system become functional during the term of the Agreement, the Servicer, the Grantee and the Note Issuer agree that they shall review the procedures used to calculate the IFC Payments estimated to have been received, as set forth on Schedule 6, in light of the capabilities of such new system and shall amend this Annex I in writing to make such modifications and/or substitutions to such procedures and to clause (ii) above as may be appropriate in the interests of efficiency, accuracy, cost and/or system capabilities; provided, however, that the Servicer may not make any modification or substitution that will materially adversely affect the Noteholders. As soon as practicable, and in no event later than 60 Business Days after the date on which all Customer accounts are being billed under such new system, the Servicer shall notify the Grantee, the Note Issuer, the Indenture Trustee and the Rating Agencies of the same.

          (iv) All calculations of collections, each update of the Variables and any changes in procedures used to calculate the IFC Payments pursuant to this Section 6(e) shall be made in good faith, and in the case of any update pursuant to clause (ii) or any change in procedures pursuant to clause (iii), in a manner reasonably intended to provide estimates and calculations that are at least as accurate as those that would be provided on the Closing Date utilizing the initial Variables and procedures.

     (f)  ALLOCABLE IFC REVENUE AMOUNTS

          (i) The Servicer shall monitor ComEd's receipt of any fixed payments of transition charges under Section 16-108(h) of the Public Utilities Act, and shall, concurrently with such receipt, set aside and allocate for the benefit of the Grantee and the Note Issuer, as proceeds of the Intangible Transition Property, an amount with respect to each Customer equal to the product of (a) the IFC which is then in effect for such Customer at the time of receipt TIMES
(b) the total number of kilowatt hours utilized to compute the amount of such fixed transition charges.

          (ii) The Servicer shall monitor ComEd's receipt of any revenues derived from condemnation proceedings or FERC stranded cost recoveries or any other amounts which reflect compensation for lost revenues which would otherwise have been attributable to Applicable Rates (collectively, "LOST REVENUE RECOVERIES"), and shall, concurrently with the receipt thereof, set aside and allocate for the benefit of the Grantee and the Note Issuer, as proceeds of the Intangible Transition Property, an amount equal to (a) the total dollar amount of such Lost Revenue Recoveries TIMES (b) a fraction, (1) the numerator of which equals the weighted average of the IFCs applicable to all classes of Customers the revenues from which are included in the calculation of such Lost Revenue Recoveries and (2) the denominator of which equals the weighted average of the Applicable Rates charged to such Customers, with such weighted averages to be in each case calculated based on the respective IFCs and Applicable Rates applicable to such classes for the most recent calendar year then ended.

          (iii) All amounts set aside pursuant this Section 6(f) shall constitute Allocable IFC Revenue Amounts, shall comprise part of the Intangible Transition Property, shall be included in the Aggregate Remittance Amount and shall be remitted to the Indenture Trustee in accordance with the other provisions of this Servicing Agreement and the Indenture.

     (g)  REMITTANCES.

          (i) The Note Issuer shall cause to be established the Collection Account in the name of the Indenture Trustee in accordance with the Indenture.

          (ii) The Servicer shall make remittances to the Collection Account in accordance with Section 6.11 of the Agreement.

          (iii) In the event of any change of account or change of institution affecting the Collection Account, the Note Issuer shall provide written notice thereof to the Servicer by the earlier of: (A) five Business Days from the effective date of such change, or (B) five Business Days prior to the next Monthly Remittance Date.

                                      SCHEDULE 6
                                      TO ANNEX I

                      COMPUTATION OF AGGREGATE REMITTANCE AMOUNT

Subject to Section 6(e)(iii), the following model shall be used to determine the IFC Payments estimated to have been received by the Servicer during each Collection Period.

I.   ASSUMPTIONS

A. The IFCs implemented with respect to a given Series or Class of Notes shall go into effect on the Series Issuance Date for such Series or Class of Notes.

B. The IFCs (and corresponding credit) for each Series or Class of Notes will be levied on all electricity usage recorded on Bills issued on or after the applicable Series Issuance Date whether or not a portion of such electricity usage was actually incurred prior to the Series Issuance Date for such Series or Class of Notes, but excluding Bills issued in respect of Billing Periods prior to the Billing Period in which such Series Issuance Date occurs.

C. Customer billing occurs in cycles of approximately 21 Business Days, 12 times each year.

D. The pattern of collections has not varied materially over the last five years.

E. The initial Monthly Collections Curve (i.e. collection amounts for each month) for each of the 13 IFC Customer Classes is based on a statistically valid sample of customer billing data from each of the 13 IFC Customer Classes between July 1996 and June 1997.

F. Initially, each month has an estimated incremental collection percentage shown in Figure 1 below.

G. The Variables underlying the Monthly Collections Curves will be reviewed annually and revised as necessary to reflect updated data, including changes in the degree to which Customers are billed indirectly by an Applicable ARES and/or such Applicable ARES are obligated to pay directly on behalf of end-user Customers.

H. The Monthly Collections Curves will be calculated on the assumption that Bills not yet collected during the last Billing Period of calculation for the curves have in fact been collected during such last Billing Period except to the extent of Net Write Offs for such Billing Period.


                                        I-6-1

MONTHLY COLLECTIONS CURVE

The initial Monthly Collections Curve for each IFC Customer Class is shown below in Figure 1.


-------------------------------------------------------------------------------------------------
                                IFC Customer                  Billing     Collection Periods
                                   Class                      Period     After Billing Period
                                                                       --------------------------
                                                                         1      2     3      4
-------------------------------------------------------------------------------------------------
 Residential - No Space Heat                                    A(1)    B(1)   C(1)  D(1)   E(1)
-------------------------------------------------------------------------------------------------
 Residential - Space Heat                                       A(2)    B(2)   C(2)  D(2)   E(2)
-------------------------------------------------------------------------------------------------
 Standby Service                                                A(3)    B(3)   C(3)  D(3)   E(3)
-------------------------------------------------------------------------------------------------
 Interruptible Service                                          A(4)    B(4)   C(4)  D(4)   E(4)
-------------------------------------------------------------------------------------------------
 Street Lighting - Fixture Based Rates                          A(5)    B(5)   C(5)  D(5)   E(5)
-------------------------------------------------------------------------------------------------
 Street Lighting - Dusk to Dawn and Traffic Signal              A(6)    B(6)   C(6)  D(6)   E(6)
-------------------------------------------------------------------------------------------------
 Railroads                                                      A(7)    B(7)   C(7)  D(7)   E(7)
-------------------------------------------------------------------------------------------------
 Water-Supply and Sewage Pumping Service                        A(8)    B(8)   C(8)  D(8)   E(8)
-------------------------------------------------------------------------------------------------
 In Lieu of Demand                                              A(9)    B(9)   C(9)  D(9)   E(9)
-------------------------------------------------------------------------------------------------
 0 to and including 100 kWh Demand                              A(10)   B(1)0  C(10) D(10)  E(10)
-------------------------------------------------------------------------------------------------
 Over 100 to and including 1,000 kWh Demand                     A(11)   B(11)  C(11) D(11)  E(11)
-------------------------------------------------------------------------------------------------
 Over 1,000 to and including 10,000 kWh Demand                  A(12)   B(12)  C(12) D(12   E(12)
-------------------------------------------------------------------------------------------------
 Over 10,000 kWh Demand                                         A(13)   B(13)  C(13) D(13)  E(13)
-------------------------------------------------------------------------------------------------


                                       Figure 1



                                        I-6-2

                                 ESTIMATION TEMPLATE
                     IFC PAYMENTS ESTIMATED TO HAVE BEEN RECEIVED
                  BY THE SERVICER DURING THE COLLECTION PERIOD OF M
     Where:

          M     =   the Collection Period corresponding to the current Billing
Period

          X(n)  =   IFC Charges billed during the Billing Period n periods prior to the current Billing Period

          A     =   percentage collected during M of the total Billed IFCs
                    billed during the current Billing Period

          B     =   percentage collected during M of the total Billed IFCs
                    billed during the Billing Period prior to the current
                    Billing Period

          C     =   percentage collected during M of the total Billed IFCs
                    billed during the Billing Period two periods prior to the current Billing Period

          D     =   percentage collected during M of the total Billed IFCs
                    billed during the Billing Period three periods prior to the current Billing Period

          E     =   percentage collected during M of the total Billed IFCs
                    billed during the Billing Period four periods prior to the current Billing Period
     Then:

          IFC Payments estimated to have been received during a Collection Period (prior to any adjustments for a Remittance Shortfall or Excess Remittance) equal Z, as shown in the Estimation Template below.

FOR EACH IFC CUSTOMER CLASS:

         COLLECTION                 BILLED IFC                ESTIMATED
          PERCENT                    CHARGES                 COLLECTIONS
            (S)                        (T)                     (S x T)
--------------------------------------------------------------------------------
             E(i)                       X(4)                   (E)(X(4))

             D(i)                       X(3)                   (D)(X(3))
             C(i)                       X(2)                   (C)(X(2))

             B(i)                       X(1)                   (B)(X(1))

             A(i)                       X(0)                   (A)(X(0))
                                                            -------------------
                                      TOTAL:                      Z(i)
                                                            -------------------
                                                            -------------------


                                    13
ESTIMATED IFC PAYMENTS  =     Z  = Sigma   Z(i)
                                   i = 1

                    where "i" is the IFC Customer Class


                                        I-6-3